Annual Report to Shareholders




                        SAND HILL PORTFOLI MANAGER FUND




                                  A Series of
                             The World Funds, Inc.
                         a "Series" Investment Company



                               For the Year Ended
                                August 31, 2001

Dear Shareholders:

The Fund's total return for the fiscal year ended August 31, 2001 was (24.6)%. This compares with the following benchmarks:


                ------------------------------------- ---------------------
                Lipper Global Flexible Index                       (14.0)%
                ------------------------------------- ---------------------
                ------------------------------------- ---------------------
                S&P 500                                            (24.4)%
                ------------------------------------- ---------------------
                ------------------------------------- ---------------------
                MSCI EAFE (international stocks)                   (24.8)%
                ------------------------------------- ---------------------
                ------------------------------------- ---------------------
                Salomon Treasury Bond Index                         11.2%
                ------------------------------------- ---------------------
                ------------------------------------- ---------------------
                U.S. Treasury Bill Index (cash surrogate)            5.8%
                ------------------------------------- ---------------------


     The composition of the Fund at fiscal year-end was 69% domestic stocks, 10% international stocks, 15% bonds and 6% cash. The portfolio consisted of forty-two stocks from a cross-section of industries and market capitalizations, with the majority of holdings having a market capitalization over $10 billion. Sectors represented in the Fund included financials (21.0% of the equity allocation), consumer discretionary (18.1%), healthcare (15.9%), information technology (14.7%) and consumer staples (8.9%). Other sectors had smaller weightings. The single largest position was MBIA at 4.5% of equities.

     The international stock allocation consisted of five positions. These were comprised of American Depository Receipts (ADRs) of larger companies from a number of industries and countries. Geographic representation included the United Kingdom (4.4% of the equity allocation), Europe (3.9%), Japan (2.8%) and Asia ex-Japan (2.2%).

     The domestic bond allocation was composed of eight securities, including US Treasury bills and notes, the obligations of government agencies, and high quality corporate bonds. All fixed income securities had maturities between three and ten years, with an average duration of 5.5.

     It is important to the managers of the Fund to minimize the tax burden of our shareholders. We are pleased to report that no taxable capital gains distributions were paid this year. Contrast this with many funds that have delivered hefty tax bills on top of steep losses.

     As you may recall, the Fund dramatically outperformed its benchmarks in fiscal year 2000. This year was clearly a different matter, as we lagged the Lipper index and were merely in line with the S&P 500. It often happens that a weak year follows a strong one, and that was definitely the case here. Whereas the S&P 500 peaked in March 2000 and has been in a bear market ever since, the Fund did not peak until several months later. That peak occurred exactly a year ago--coinciding with the beginning of fiscal year 2001.

     The tough comparison was one reason why performance was atypical this year, but there were others. The downdraft in technology and telecommunications stocks continued, unprecedented in both its depth and duration. The Nasdaq Composite, for example, fell 57% over the past twelve months, while the Nasdaq 100 tumbled 64%. This gut-wrenching slide affected not only high-flying dot coms, but also established tech players and anyone involved in their value chains. In general, large-cap stocks like those favored by the Fund suffered disproportionately. We constantly attempt to manage risk by reviewing asset allocation and selling stocks that exceed our valuation parameters or whose fundamentals change materially. While we did much of both the last twelve months, in hindsight more was called for.

     As this letter is being written, the horrifying news of terrorist attacks in America is fresh in our minds. While we collectively start the tentative process of putting our lives back together, it is worth examining how these tragedies alter the outlook for the economy and stock market. You will notice that this discussion is longer than usual, but these are unusual times that require perspective.

     First, some facts. The US economy was reeling before the attacks and indeed was teetering on the brink of recession. Industrial output had fallen for eleven straight months. Manufacturing capacity utilization stood at 76% in August, the lowest level since 1960. Consumer sentiment--the lynchpin of an economy driven by consumer spending--began to crumble even before September 11th. Those inhuman acts were the final impetus that pushed the economy over the ledge. Most affected are airlines, insurers and travel-related companies, but ripple effects are being felt throughout all sectors.

     That being said, there are also rays of sunshine penetrating the gloom. The first data point is the chart below, which comes courtesy of Ibbotson Associates. It shows the performance of the S&P 500 after various crises of the last half-century. In all cases, the events marked--almost to the day--the bottom of the stock market. Six to twelve months later, patience and conviction were handsomely rewarded.

     The second tidbit is that the average length of economic contractions is nine to twelve months. Assuming that the second quarter marked the official beginning of this recession, that implies an end by mid-2002. The market is a discounting mechanism that typically anticipates recoveries well in advance, generally six months or so. If history is an accurate guide this time around, the market trough could be sometime between now and the end of the year.

     Several contrarian indicators also point to a bottoming process. Foremost among them are cash levels held by investors. It is cash on the sidelines, after all, that represents the buying power that will propel the market back up. This measure hit an all-time high recently, dwarfing any level of the last two decades--including the October 1987 crash, the 1990-91 recession and the Gulf War. These types of readings have historically been seen only at or near market bottoms.

     Just as a buying frenzy inflated the bubble environment of the last few years, so now is a selling mania feeding the bear market. Many quality franchise names, like those that comprise the bulk of the Fund's holdings, have been caught up in the panic and are trading at unsustainably low valuations. The sell-off has been greater than what could reasonably have been expected, but we believe this situation will correct itself, as such anomalies always do.

     The stock market fluctuates between extremes of greed and fear, and the latter dominates currently. At the slightest hint of good news--whatever that may be, and as unforeseeable as it may be today--the pendulum will once again swing in the other direction. With so much proverbial dry powder waiting to be deployed, the stage is being set for the next major market advance. While the precise timing of the turning point is impossible to predict, history suggests that when it happens, it will happen in a big way.

     The takeaway message is to keep hope, stay disciplined and prepare for the inevitable rebound by continuing to invest in great franchise stocks selling at reasonable valuations. We are confident this approach will be rewarded, and we look forward to discussing the results with you in our next letter.

U.S. Market Recovery after Tragedy
Cumulative Return of the S&P 500 after tragic events

(begin graph)

Date/Tragedy                  After      After      After     After
                              1 Month    6 Months   1 Year    3 Years

12/7/41 -
Pearl Harbor                  1.6%       -1.0%      20.3%     81.4%
11/22/63 - President
Kennedy Assassinated          2.6%       11.4%      18.9%     20.9%
9/2/90 -
Iraq invades Kuwait          -4.9%       15.9%      26.9%     57.7%
2/26/93 - World Trade
Center bombed                 2.2%        6.1%       8.3%     56.6%


(end graph)

This is for illustrative purposes only and not indicative of any investment. Past performance is no guarantee of future results. 3/1/01.
copywrite 2001 Ibbotson Associates, Inc.

COMPARISON OF $10,000 INVESTMENT IN SAND HILL PORTFOLIO MANAGER FUND VS. LIPPER GLOBAL FLEXIBLE FUND INDEX

(begin graph)

Date            Sand Hill Protfolio                Lipper Global Flexible
                  Manager Fund                           Fund Index


1/1/95          $10,000                         $10,000
12/31/95        $11,160                         $11,720
12/31/96        $13,344                         $13,437
12/31/97        $15,729                         $15,070
8/31/98         $14,670                         $14,361
8/31/99         $16,967                         $17,930
8/31/00         $22,435                         $20,817
8/31/01         $16,914                         $17,906

Past performance is not predictive of future performance.

(end graph)

-------------------------------------------------------------------------------
Average Annual Total Return for Period ended August 31, 2001*

        1 Year          5 Years         Since Inception
        (24.61)         7.64%           8.20%
*The total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
The Lipper Global Flexible Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 10 largest qualifying funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market investmennts with a focus on total return. At least 25% of their portfolio is invested in securities traded outside the United States.

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)
-------------------------------------------------------------------------------

                      SAND HILL PORTFOLIO MANAGER FUND
                      SCHEDULE OF PORTFOLIO INVESTMENTS
                              August 31, 2001
Number
of                                                                       Market
Shares            Security Description                                   Value
------            --------------------                                  --------

                  COMMON STOCK:                      79.00%

                  CONSUMER DISCRETION:               14.28%
  7,500           AOL Time Warner*                                     $280,125
  7,100           Johnson Controls, Inc.                                520,075
 16,800           Leggett & Platt, Inc.                                 395,136
 12,000           McDonald's Corp.                                      360,360
  4,000           Omnicom Group                                         311,160
  9,500           Sony Corporation ADR                                  426,550
 12,300           Target Corp.                                          426,195
                                                                        -------
                                                                      2,719,601
                                                                      ---------
                  CONSUMER STAPLES:                   7.01%
  8,200           Pepsico Inc.                                          385,400
  8,200           Procter and Gamble Co.                                608,030
  7,600           Safeway, Inc.*                                        342,836
                                                                        -------
                                                                      1,336,266
                                                                      ---------
                  ENERGY:                             5.26%
 12,900           BP Amoco ADR                                          656,352
  3,800           Chevron Corp.                                         344,850
                                                                        -------
                                                                      1,001,202
                                                                      ---------
                  FINANCIALS:                        16.61%
  7,500           American Express                                     273,150
  4,000           American International Group                         312,800
 13,600           Citigroup                                            622,200
  6,000           Equity Residential Property Trust                    353,460
  5,500           HSBC Hldgs PLC ADR                                   326,920
 12,450           MBIA Inc.                                            672,424
  5,200           Morgan Stanley                                       277,420
  7,100           Wells Fargo & Co.                                    326,671
                                                                       -------
                                                                     3,165,045
                                                                     ----------
                  HEALTHCARE:                        12.59%
  7,300           Amgen Inc.*                                          469,390
 12,000           Applera Corp-Applied Biosystems                      300,120
  6,900           Elan Corp. ADR*                                      358,455
  6,700           Johnson & Johnson                                    353,157
 17,000           Pfizer, Inc.                                         651,270
  6,950           Schering-Plough Corp.                                265,004
                                                                       -------
                                                                     2,397,396
                                                                     ----------

                  INDUSTRIALS:                       4.72%
  8,900           Dover Corp.                                          319,688
  5,000           Emerson Electric                                     268,000
  5,650           United Parcel Service                                312,050
                                                                       -------
                                                                       899,738
                                                                       --------

                  INFORMATION TECHNOLOGIES:          11.65%
 19,000           Cisco*                                               310,270
 15,000           EMC Corp.*                                           231,900
 11,000           Intel Corp.                                          307,560
  5,600           Microsoft Corp.*                                     319,480
  6,600           SAP ADR                                              227,634
 20,200           Solectron*                                           274,720
 21,000           Sun Microsystems, Inc.*                              240,450
 13,000           Sungard Data Systems*                                307,450
                                                                       --------
                                                                     2,219,464
                                                                     ----------

                  MATERIALS:                          1.57%
 16,800           Symyx Technologies*                                  299,040
                                                                       --------

                  TELECOMMUNICATIONS:                 3.95%
  7,932           SBC Communications                                   324,498
 84,000           Williams Communications*                             138,600
 22,500           Worldcom, Inc.*                                      289,350
                                                                       --------
                                                                       752,448
                                                                       --------
                  UTILITIES:                          1.36%
  7,400           Enron Corp.                                          258,926
                                                                       --------


                  TOTAL COMMON STOCKS:
                  (Cost: $13,546,905)                                15,049,126
                                                                     ----------

Principal
Amount            FIXED INCOME SECURITIES:           14.73%
---------
300,000           U.S. Treasury Note
                           maturity date 02/15/04; 5.875%              314,297
200,000           U.S. Treasury Note
                           maturity date 11/15/05; 5.875%              211,976
380,000           Federal National Mortgage Association
                        maturity date 03/05/07; 6.66%                  407,325
400,000           Federal Home Loan Bank
                           maturity date 09/02/08; 5.8%                410,828
200,000           Federal Home Loan Bank
                           maturity date 08/11/09; 6.8%                209,876
400,000           Federal Home Loan Bank
                           maturity date 01/28/10; 7.57%               433,297
400,000           General Electric Cap Corp
                           maturity date 02/22/11; 6.125%              407,325
400,000           Federal National Mortgage Association
                           maturity date 05/15/11; 6.0%                411,344
                                                                       --------

                  TOTAL FIXED INCOME SECURITIES:
                  (Cost: $2,683,288)                                 2,806,295
                                                                     ----------

                  TOTAL INVESTMENTS:
                  (Cost: $16,230,193)                    93.73%     17,855,421
                  Other assets, net                       6.27%      1,194,447
                                                         ------    ------------
                  NET ASSETS                            100.00%    $19,049,868
                                                        =======    ===========




*  Non-income producing
**Cost for Federal income tax purposes is $16,230,193 and net unrealized appreciation consists of:


                  Gross unrealized appreciation                     $2,991,054
                  Gross unrealized depreciation                     (1,365,826)
                                                                    -----------
                  Net unrealized appreciation                       $1,625,228
                                                                    ===========

ADR - Security represented is held by the custodian bank in the form of American Depositary Receipts


See Notes to Financial Statements

SAND HILL PORTFOLIO MANAGER FUND
STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2001
------------------------------------------------------------------------------

ASSETS
         Investments at value (identified cost of $16,230,193)
          (Notes 1 & 3)                                            $17,855,421
         Cash                                                        1,081,014
         Receivables:
               Dividends                                     $26,157
               Interest                                       39,220
               Capital stock sold                             68,000
                                                           ---------
                                                                       133,377
         Prepaid expenses                                                3,891
                                                                    -----------
                 TOTAL ASSETS                                       19,073,703
                                                                    -----------

LIABILITIES
         Investment advisory fees                                       16,892
         Accrued expenses                                                6,943
                                                                       --------
               TOTAL LIABILITIES                                        23,835
                                                                       --------

NET ASSETS                                                         $19,049,868
                                                                   ============

            NET ASSET VALUE, OFFERING AND REDEMPTION
               PRICE PER SHARE ($19,049,868/ 1,314,503 shares
               outstanding)                                        $     14.49
                                                                   ============

           At August 31, 2001, there were 50,000,000 shares
                of $.01 par value stock authorized and
                components of net assets are:
            Paid in capital                                         17,953,833
            Undistributed net investment income                         37,078
            Accumulated net realized loss on investments              (566,271)
            Net unrealized appreciation of investments               1,625,228
                                                                    -----------
            Net Assets                                             $19,049,868
                                                                   ============


         See Notes to Financial Statements

SAND HILL PORTFOLIO MANAGER FUND
STATEMENT OF OPERATIONS


YEAR ENDED AUGUST 31, 2001
-------------------------------------------------------------------------------


INVESTMENT INCOME
      Interest                                          $234,129
      Dividend                                           179,795
                                                        ---------
        Total income                                                  $413,924
                                                                      --------

EXPENSES
      Investment advisory fees (Note 2)                  206,835
      Custody fees and accounting fees (Note 3)           34,725
      Record keeping and administrative services
       (Note 2)                                           41,367
      Legal and audit fees                                15,700
      Transfer agent fees (Note 2)                        21,839
      Shareholder servicing and reports (Note 2)          20,604
      Organization expense amortization                    3,159
      Registration fees                                    8,511
      Miscellaneous                                       32,872
                                                         ---------
        Total expenses                                                 382,453
      Custody credits (Note 3)                                          (4,465)
                                                                       --------
        Net expenses                                                   377,988
                                                                       --------
      Net investment income                                             35,936
                                                                       --------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Net realized loss on investments                                   (489,599)
   Net decrease in unrealized appreciation on investments           (5,425,412)
                                                                    -----------
   Net loss on investments                                          (5,915,011)
                                                                    -----------
   Net decrease in net assets resulting from operations            $(5,879,075)
                                                                   ============


See Notes to Financial Statements

SAND HILL PORTFOLIO MANAGER FUND
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------


                                                         Years ended
                                              August 31, 2001   August31, 2000
                                            -----------------------------------

OPERATIONS
   Net investment income                         $35,391             $60,319
   Net realized loss on investments             (489,599)            (76,402)
   Change in unrealized appreciation
    of investments                            (5,425,412)          3,982,206
                                              -----------          ----------
   Net increase (decrease) in net
    assets resulting from operations          (5,879,620)          3,966,123
                                              -----------          ---------

DISTRIBUTION TO SHAREHOLDERS FROM
   Net investment income ( $.03 and
    $.05 per share, respectively)               (34,611)            (45,386)
   Capital gains ($-- and $.23 per
    share, respectively)                           -               (263,639)

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting
    from capital share transactions*          1,989,391           5,126,999
                                              ---------           ---------
   Net increase (decrease) in net
     assets                                  (3,924,840)          8,784,097
   Net assets at beginning of year           22,974,163          14,190,066
                                            -----------         -----------
NET ASSETS at the end of the year
    (including undistributed net
     investment income of $37,227
     and $35,753, respectively)             $19,049,868         $22,974,163
                                            ===========         ===========

* A summary of capital share transactions follows:

                                                 Years ended
                             ---------------------------------------------------
                                 August 31, 2001             August 31, 2000
                             -----------------------     -----------------------
                             Shares            Value     Shares           Value
                             ------            -----     -------          -----
Shares sold                  224,773      $3,666,400     392,468     $6,872,129
Shares reinvested from
    distributions              1,864          33,370      16,869        304,977
Shares redeemed             (105,467)     (1,710,379)   (117,909)    (2,050,107)
                            ---------     -----------   ---------   -----------
Net increase                 121,170      $1,989,391     291,428     $5,126,999
                            =========     ===========   =========   ===========


See Notes to Financial Statements

SAND HILL PORTFOLIO MANAGER FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------






                                              Years ended             Period      Years ended
                                     -------------------------------  ended       December 31,
                                     August 31, August 31, August 31, August 31,----------------
                                      2001       2000       1999       1998***   1997    1996
                                     --------- ---------- ---------- ---------- ------- --------

Per Share Operating Performance

Net asset value, beginning of period  $19.25    $15.73     $13.59     $14.57     $12.79   $11.11
                                      -------   -------    ------     ------     ------   ------
Income from investment operations-
   Net investment income                0.03      0.08       0.02       0.06       0.09     0.14
   Net realized and unrealized gain
    (loss) on investments              (4.76)     3.72       3.04      (1.04)      2.20     2.02
                                      -------   -------    -------    -------    -------  -------

   Total from investment operations    (4.73)     3.80       3.06       (.98)      2.29     2.16
                                      -------   -------    -------    -------    -------  -------
Less distributions-
   Distributions from net investment
     income                            (0.03)    (0.05)     (0.07)       -        (0.08)   (0.15)
   Distributions from realized gains
     on investments                      -       (0.23)     (0.85)       -        (0.43)   (0.33)
                                      -------   -------    -------    -------    -------  --------
   Total distributions                 (0.03)    (0.28)     (0.92)      0.00      (0.51)   (0.48)
                                      -------   -------    -------    -------    -------  --------
Net asset value, end of period        $14.49    $19.25     $15.73     $13.59     $14.57   $12.79
                                      ========  =======    =======    ========   =======  ========
Total Return                          (24.61%)   24.24%     23.22%     (6.73%)    17.87%   19.57%
                                      ========  =======    =======    ========   ======== ========

Ratios/Supplemental Data
   Net assets, end of period (000's)  $19,050   $22,974    $14,190     $10,370   $10,566   $6,459
Ratio to average net assets -(A)
   Expenses (B)                         1.85%     1.84%      2.05%      2.08%**    2.08%    2.50%
   Expense ratio - net(C)               1.83%     1.84%      1.90%      1.86%*     1.90%    2.00%
   Net investment income                0.17%     0.34%      0.19%      0.62%*     0.71%    1.29%
Portfolio turnover rate                46.57%    45.85%     39.17%     30.19%     16.48%   32.97%

* Annualized
** The Fund changed its year end from December 31st to August 31st.
   This represents the period from January 1, 1998 to August 31, 1998.


(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by .64% in 1996.

(B) Expense ratios have been increased to include custodian fees which were offset by custodian credits.

(C) Expense ratio - net reflects the effect of the custodian fee credits the fund received.

See Notes to Financial Statements

SAND HILL PORTFOLIO MANAGER FUND
NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2001
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     The Sand Hill Portfolio Manager Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in January 2, 1995 as a series of TWF which has allocated to the Fund 50,000,000 shares of its 500,000,000 shares of $.01 par value common stock. The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

     The investment objective of the Fund is to maximize total return by investing in equity securities, debt securities and short-term investments.

     A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term investments (securities with a remaining maturity of sixty days or less) are valued at cost which, when combined with accrued interest, approximates market value.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has a capital loss carryforward of $412,852 available to offset future capital gains, if any, which expire in 2008 and 2009.

     C. Security Transactions and Income. As is common in the industry, security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     D. Distributions to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distribution differences primarily result from different treatments of equalization and post-October capital losses.

     E. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS

     Pursuant to an Investment Advisory Agreement, the Advisor, Sand Hill Advisors ("SHA") provides investment services for an annual fee of 1.0% of the first $100 million of average daily net assets and .75% on average daily net assets over $100 million.

     As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent,
$45,831 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets.

     Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $21,839 for its services for the year ended August 31, 2001.

     Certain officers and/or directors of the Fund are also officers and/or directors of CSS and FSI.

NOTE 3 - INVESTMENTS/CUSTODY

     The cost of purchases and proceeds from sales of securities other than short-term notes for the year ended August 31, 2001, were $10,679,186 and $9,070,210, respectively.

     The custodian has provided credits in the amount of $4,465 against custodian and accounting charges based on credits on cash balances of the Fund.

To the Shareholders and Board of Directors of The World Funds, Inc. Richmond, Virginia

     We have audited the accompanying statement of assets and liabilities of Sand Hill Portfolio Manager Fund, a series of The World Fund, Inc., including the schedule of portfolio investments as of August 31, 2001, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sand Hill Portfolio Manager Fund as of August 31, 2001, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
September 21, 2001

Investment Adviser:

        Sand Hill Advisers, Inc.
                3000 Sand Hill Road
                Building Three, Suite 150
                Melno Park, California 94025-7111

Distributor:

        First Dominion Capital Corporation
                1500 Forest Avenue
                Suite 223
                Richmond, Virginia 23229

Independent Auditors:

        Tait, Weller and Baker
                Eight Penn Center Plaza
                Suite 800
                Philadelphia, Pennsylvania 19103

Transfer Agent:
For accout information, wire purchase or redemptions, call or write to Sand Hill's Transfer Agent:

        Fund Services, Inc.
                Post Office Box 26305
                Richmond, Virginia 23260
                (800) 628-4077 Toll Free

More Information:

        For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at
        (800) 527-9525 Toll Free.

                         Annual Report to Shareholders


                                 CSI Equity Fund
                             CSI Fixed Income Fund





                             CSI Capital Management
                               Financial Advisors
                               Investment Counsel





                               For the Year Ended
                                August 31, 2001

September 20, 2001


Dear Shareholder:

     What a year we have had! The past year has seen some of the largest declines in major equity indices in quite some time. Some of these major indices have had their worst performances of the past 15 years, some have experienced bigger losses than at any time in the past 30 years, and some are experiencing losses greater than at any time except during the Great Depression of the 1930s. The Japanese stock market has led the way down for the major industrialized countries. As measured by the Nikkei index, the Japanese stock market is trading lower now than it did 18 years ago. It is also down approximately 75% from its high of about 12 years ago.

     In recent years, some of the new-age Wall Street analysts have fed the investing public a steady diet of bologna. Unfortunately for those who were willing to consume it, the losses have been staggering. They told us that earnings did not matter in evaluating the price of a stock, as if companies would be able to borrow money or issue new capital forever. The result was to drive up prices of Internet and other technology stocks to unbelievable (and unsupportable) prices. We have seen that earnings do in fact matter as these so-called "industry leaders" (e.g. Amazon, Priceline, Yahoo, etc.) are now down over 90% from their highs.

     We were told that the concept of the "business cycle" was going to end because of information technology. After the business cycle did begin leading the markets downward, we were told that technology companies would not be affected because technology held the key to avoid earnings problems. As technology stocks began to fall, we were told that they would not decline as much as the general fall in the market. As technology stocks led the way down, we were not told anything from the new-age analysts who had nothing more to say (at least temporarily). Now that we have been enduring this downturn for over a year, we are told that the decline will have a "V" shape, meaning this sharp down will be followed by a sharp up. As that has not happened, we are now being treated to the chorus of "next quarter", "err.. next quarter", err.. next quarter" will bring the recovery. It might be better for all concerned if the analysts would acknowledge the fact that we are in a recession (which a war will not make easier to relieve) and that it will take some time to work its way out. In this way, expectations might not remain unreasonably high and an over reaction on the downside might be minimized.

     During its last fiscal year, CSI Equity Fund has, unfortunately, participated in the decline in world markets. Fortunately our investment approach led to returns which were superior to those of the general averages. While the S&P 500 index was down approximately 25%, the Nasdaq index declined approximately 57%, and the average global fund, as tracked by Lipper, lost approximately 24% of its value for the year ending August 31, 2001, our fund was down approximately 19%. We believe that adhering to our principles of diversification, investing in quality issues, and patience will be rewarded. Just as the business cycle has, in our opinion, not been abolished on the downside, nor has recovery and continued growth been abolished on the other side. Over time, we expect to see the price of well-managed and profitable companies continue to rise.

Sincerely,




Leland H. Faust

LHF/dn

COMPARISON OF $10,000 INVESTMENT IN CSI EQUITY FUND VS.
LIPPER GLOBAL FUND INDEX
INVESTOR CLASS SHARES

(begin graph)

Date            CSI Equity                Lipper Global
                  Fund                      Fund Index


10/15/97        $10,000                         $10,000
8/31/98         $ 9,880                         $ 9,202
8/31/99         $13,359                         $11,810
8/31/00         $18,396                         $11,810
8/31/01         $13,987                         $11,181

Past performance is not predictive of future performance.

(end graph)

-------------------------------------------------------------------------------
Average Annual Total Return for Period ended August 31, 2001*

        1 Year          3 Year         Since Inception
        (24.01)         12.29%           9.03%
*The total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
The Lipper Global Flexible Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 10 largest qualifying funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market investmennts with a focus on total return. At least 25% of their portfolio is invested in securities traded outside the United States.

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)
-------------------------------------------------------------------------------

COMPARISON OF $10,000 INVESTMENT IN CSI EQUITY FUND VS.
LIPPER GLOBAL FUND INDEX
INSTITUTIONAL CLASS SHARES

(begin graph)

Date            CSI Equity                Lipper Global
                  Fund                      Fund Index


6/28/01         $10,000                         $10,000
8/31/01         $ 9,574                         $ 9,421


Past performance is not predictive of future performance.

(end graph)

-------------------------------------------------------------------------------
Average Annual Total Return for Period ended August 31, 2001*

                                 Since Inception
                                     (4.26%)

*The total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
The Lipper Global Flexible Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 10 largest qualifying funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market investmennts with a focus on total return. At least 25% of their portfolio is invested in securities traded outside the United States.

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)
-------------------------------------------------------------------------------

                                    CSI EQUITY FUND
                             SCHEDULE OF PORTFOLIO INVESTMENTS
                                   August 31, 2001

Number                                                                  Market
of Shares         Description                                           Value
---------         -----------                                           --------

                  COMMON STOCKS:                        97.29%
                  BANKING:                               6.70%
 42,933           Citigroup, Inc.                                    $1,964,185
 24,600           Deutsche Bank ADR                                   1,698,308
 31,000           HSBC Holdings ADR                                   1,842,640
 60,800           Ing Groep N.V. ADR                                  1,926,144
                                                                      ---------
                                                                      7,431,277
                                                                      ---------
                  BEVERAGES:                             4.58%
 54,525           Heineken N.V. ADR                                   2,285,786
 59,400           Pepsico Inc.                                        2,791,800
                                                                      ---------
                                                                      5,077,586
                                                                      ---------

                  CHEMICALS:                             1.10%
 34,100           Rohm and Haas Co.                                   1,224,531
                                                                      ---------


                  COMPUTER AND PERIPHERALS:              1.77%
 74,400           Cisco Systems, Inc.*                                1,214,952
 48,200           EMC Corp*                                             745,172
                                                                      ---------
                                                                      1,960,124
                                                                      ---------

                  COMPUTER SOFTWARE/SERVICES:            6.11%
 52,300           Automatic Data Processing, Inc.                     2,707,048
 53,600           Microsoft Corp.*                                    3,057,880
 82,600           ORACLE Corporation*                                 1,008,546
                                                                      ---------
                                                                      6,773,474
                                                                      ---------

                  DRUG AND MEDICAL:                      13.15%
 22,779           Aventis Spons. ADR                                  1,662,867
 57,800           Abbott Laboratories                                 2,872,660
 28,000           Bayer AG Spons. ADR                                   895,300
 57,800           Johnson & Johnson                                   3,046,638
 71,225           Pfizer Inc.                                         2,728,630
 26,800           Pharmacia Corp.                                     1,061,280
 60,600           Schering-Plough Corp.                               2,310,678
                                                                      ---------
                                                                     14,578,053
                                                                     ----------


                  ELECTRONICS/EQUIPMENT:                 4.79%
 50,600           Emerson Electric Co.                                2,712,160
 70,000           Koninklijke Phillips                                1,873,900
 46,000           Nokia Corp. ADR                                       724,040
                                                                      ---------
                                                                      5,310,100
                                                                      ---------

                  ENERGY:                                0.83%
 88,000           ABB Limited*                                          915,842
        `                                                               -------


                  FOOD:                                  6.29%
 67,300           Diageo PLC ADR                                      2,731,707
 78,700           Groupe Danone ADR                                   2,139,853
 39,800           Nestle S.A. ADR                                     2,098,491
                                                                      ---------
                                                                      6,970,051


                  HOUSEHOLD:                             8.70%
 89,100           Gillette                                            2,730,915
 56,800           Kimberly-Clark Corp.                                3,524,440
 45,700           Proctor & Gamble                                    3,388,655
                                                                      ---------
                                                                      9,644,010
                                                                      ---------

                  INSURANCE:                             1.71%
 69,000           AXA ADR                                             1,900,950
                                                                      ---------


                  MANUFACTURING:                         3.71%
 56,400           Corning, Inc.                                         677,364
 33,000           Minnesota Mining and Manufacturing Co.              3,435,300
                                                                      ---------
                                                                      4,112,664
                                                                      ---------

                  METALS:                                1.69%
 49,100           Alcoa, Inc.                                         1,871,692
                                                                      ---------

                  MULITMEDIA:                            0.89%
 38,600           Disney Walt Co.*                                      981,598
                                                                        -------


                  OIL:                                  10.62%
 39,800           BP Amoco ADR                                        2,025,024
 47,300           Philips Petroleum                                   2,719,750
117,100           Repsol S.A. ADR                                     1,980,161
 40,900           Schlumberger Ltd.                                   2,004,100
 41,300           Total Fina ADR                                      3,050,005
                                                                      ---------
                                                                     11,779,040
                                                                     ----------

                  RETAIL:                               13.36%
 66,200           Borders Group Inc.*                                 1,539,812
 81,900           Costco Wholesale*                                   3,063,879
 63,000           CVS Corp.*                                          2,274,930
 74,000           Federated Department Stores*                        2,686,940
 45,300           Home Depot Inc.                                     2,081,535
119,100           Kroger Co.*                                         3,170,442
                                                                      ---------
                                                                     14,817,538
                                                                     ----------

                  SEMI-CONDUCTORS:                      2.65%
 65,700           Intel Corp.                                         1,836,972
 36,000           STMicroelectronics                                  1,106,280
                                                                      ---------
                                                                      2,943,252
                                                                      ---------

                  TELECOMMUNICATIONS:                   0.83%
 20,000           Tellabs Inc.*                                         266,400
 32,650           Vodafone Airtouch Communications                      657,897
                                                                        -------
                                                                        924,297
                                                                        -------

                  TRANSPORTATION:                       5.13%
 71,400           Fedex Corporation*                                  3,005,940
 50,400           Union Pacific Corp.                                 2,684,808
                                                                      ---------
                                                                      5,690,748
                                                                      ---------

                  UTILITIES:                            2.67%
 62,400           TXU Corp.                                           2,962,752
                                                                      ---------

                  TOTAL INVESTMENTS:
                  (Cost: $103,018,957)**               97.28%       107,869,579
                  Other assets, net                     2.72%         3,011,452
                                                       ------       -----------
                  NET ASSETS                          100.00%      $110,881,031
                                                      =======      ============

*   Non-income producing
** Cost for Federal income tax purposes is $103,018,957 and net unrealized appreciation consists of:

                  Gross unrealized appreciation                     $12,094,572
                  Gross unrealized depreciation                      (7,243,950)
                                                                     ----------
                  Net unrealized appreciation                       $ 4,850,622
                                                                    ===========

ADR- Security represented is held by the custodian bank in the form of American Depositary Receipts.

See Notes to Financial Statements

CSI EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
August 31, 2001
-------------------------------------------------------------------------------

ASSETS
Investments at value (identified cost of $103,018,957)
   (Notes 1 & 3)                                                   $107,869,579

Cash                                                                  3,642,034

   Receivables:
      Dividend                                           $169,804
      Capital stock sold                                1,375,741
                                                        ---------
                                                                      1,545,545
Deferred organization cost (Note 1)                                      12,195
Other assets                                                             21,615
                                                                         ------
      TOTAL ASSETS                                                  113,090,968
                                                                    -----------
LIABILITIES
  Payables:
    Securities purchased                               2,070,508
    Investment management fees                            95,760
    Fund shares sold                                       7,597
                                                       ---------
                                                                      2,173,865
Accrued expenses                                                         36,072
                                                                         ------
      TOTAL LIABILITIES                                               2,209,937
                                                                      ---------
NET ASSETS                                                         $110,881,031
                                                                   ============
Investor Class Shares
       NET ASSETS                                                  $104,282,723
                                                                   ============
   NET ASSET VALUE AND REDEMPTION
      PRICE PER SHARE ($104,281,124/
      7,655,382 shares outstanding)                                $      13.62
                                                                   ============
   MAXIMUM OFFERING PRICE PER SHARE
      ($13.62 X 100/94.25 )                                        $      14.45
                                                                   ============
Institutional Class Shares
    NET ASSETS                                                     $  6,598,308
                                                                   ============
    NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE ($6,592,412/ 484,383
       shares outstanding)                                         $      13.62
                                                                   ============
 At August 31, 2001 there were 50,000,000 shares of $.01
  par value stock authorized and components of net
  assets are:
 Paid in capital                                                   $112,918,650
 Undistributed net investment income                                     82,526
 Accumulated net realized loss on investments                        (6,970,767)
 Net unrealized appreciation of investments                           4,850,622
                                                                   ------------
   Net assets                                                      $110,881,031
                                                                   ============


See Notes to Financial Statements

CSI EQUITY FUND
STATEMENT OF OPERATIONS

For the Year Ended August 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
      Dividend                                            $1,473,057
      Interest                                               235,959
                                                          ----------
         Total income                                               $1,709,016
                                                                    ----------

EXPENSES
      Investment management fees (Note 2)                 1,143,717
      Recordkeeping and administrative services
       (Note 2)                                             189,372
      Custodian and accounting fees                          62,210
      Audit and legal fees                                   45,349
      Transfer agent fees                                    22,001
      Registration fees                                      49,700
      Shareholder servicing and reports                      29,148
      Organization expense amortization                      10,578
      Insurance                                              23,545
      Other expenses                                         69,800
                                                          ---------
         Total expenses                                              1,645,420
      Custody credits (Note 3)                                          (8,352)
                                                                     ---------
      Net expenses                                                   1,637,068
                                                                     ---------
      Net investment income                                            71,948
                                                                     ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on investments                                 (6,970,767)
   Net decrease in unrealized appreciation on
     investments                                                   (18,070,472)
                                                                   ------------
   Net loss on investments                                         (25,041,239)
                                                                   ------------
   Net decrease in net assets resulting
     from operations                                              $(24,969,291)
                                                                  =============

See Notes to Financial Statements

CSI EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         Years ended
                                              August 31, 2001   August 31, 2000
                                              ---------------   ---------------

OPERATIONS
  Net investment income (loss)                   $71,948        $(114,695)
  Net realized gain (loss) on investments     (6,970,767)       9,965,395
  Change in net unrealized appreciation
    (depreciation)of investments             (18,070,472)      13,918,985
                                             ------------      ----------
  Net increase (decrease) in net assets
     resulting from operations               (24,969,291)      23,769,685
DISTRIBUTION TO SHAREHOLDERS FROM
  Capital gains ($1.30 and  $.-- per share,
     respectively) - Investor Class            (9,133,054)          -
  Capital gains ($0.71 and  $.-- per share,
     respectively) - Institutional Class        (237,457)           -
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets resulting
    from caapital share transactions**
    - Investor Class                          24,514,637       36,978,756
  Net increase in net assets resulting
    from capital share transactions**
    - Institutional Class                      7,033,343            -
                                               ---------       ----------
  Net increase (decrease) in net assets       (2,791,822)      60,748,441
  Net assets at beginning of year             113,672,853      52,924,412
                                              -----------      ----------
NET ASSETS at the end of year                $110,881,031    $113,672,853
                                             ============    ============

* A summary of capital share transactions follows:

Investor Class Shares                          Years ended
                                 -----------------------------------------------
                                     August 31, 2001        August 31, 2000
                                 ----------------------  -----------------------
                                   Shares      Value      Shares       Value
                                 ---------  ----------   ---------  ------------
Shares sold                      2,377,484  $38,187,402  2,560,380  $42,600,004
Shares reinvested from
  distributions                    600,707    9,029,768      -             -
Shares redeemed                 (1,509,234)(22,704,132)   (334,341)  (5,621,248)
                                ----------- -----------  ---------- ------------
Net increase                     1,468,957 $24,514,637   2,226,039  $36,978,756
                                ========== ============  ========== ============


Institutional Class Shares                           For period ended
                                                     August 31, 2001**
                                                   ----------------------
                                                   Shares         Value
                                                   -------     ----------
Shares sold                                        467,324     $6,789,990
Shares reinvested from distributions                17,059        243,353
Shares redeemed                                       -             -
                                                   --------    -----------
Net increase                                       484,383     $7,033,343
                                                   ========    ===========

**  Commencement of operations of Institutional Class Shares was June 28, 2001

See Notes to Financial Statements

CSI EQUITY FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------

                                                                               Institutional
                                               Investor Class Shares            Class Shares

                                               Years                   Period     Period
                                               ended                   ended      end
                                     August 31, August 31, August 31, August 31, August 31,
                                        2001       2000       1999       1998*      2001*
Per Share Operating Performance
Net asset value, beginning of period   $18.37    $13.36     $ 9.88     $10.00     $14.95
                                       ------    ------     ------     ------     ------
Income from investment operations-
   Net investment income
       (loss)                            0.01     (0.02)    (0.02)       0.02      0.00
   Net realized and unrealized gain
       (loss)on investments             (3.45)     5.03      3.52       (0.14)    (0.62)
                                       -------    ------    ------      ------    ------
   Total from investment operations     (3.44)     5.01      3.50       (0.12)    (0.62)
                                       -------    ------    ------      ------    ------
Less distributions-

   Distributions from net investment
       income                             -          -      (0.02)         -         -
   Distributions from capital
       gains                            (1.31)       -        -            -      (0.71)
                                       -------    -------   ------      -------   ------
   Total distributions
                                        (1.31)       -      (0.02)         -      (0.71)
                                       -------    -------  -------      -------  -------
Net asset value, end of period         $13.62     $18.37    $13.36      $ 9.88    $13.61
                                       =======    ======    ======      =======  =======

Total Return                           (19.32%)    37.50%    35.21%     (1.20%)   (4.26%)

Ratios/Supplemental Data
   Net assets, end of period (000's)  $104,283   $113,673   $52,924     $26,576   $6,598
Ratio to average net assets-
   Expenses (A)                          1.45%      1.44%     1.50%      1.50%**  1.45%**
   Expenses-net (B)                      1.44%      1.44%     1.50%      1.49%**  1.44%**
   Net investment income(loss)           0.06%     (0.14%)   (0.15%)     0.42%*   0.01%**
Portfolio turnover rate                 17.16%     22.69%    12.91%      8.16%   17.16%


* Commencement of operations of Investor Class Shares was October 14, 1997; commencement of operations of Institutional Class Shares was June 28, 2001
**    Annualized

(A) Expense ratio has been increased to include custodian fees which were offset by custodian credits for the period ended August 31, 1998 and for the year ended August 31, 2001.
(B) Expense ratio - net reflects the effect of the custodian fee credits the fund received for the period ended August 31, 1998 and for the year ended August 31, 2001.


See Notes to Financial Statements

CSI EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2001
--------------------------------------------------------------------------------

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

     The CSI Equity Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in 1997 as a series of TWF which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

     The objective of the Fund is to seek to achieve growth of capital by investing in a portfolio composed of common stocks and securities convertible into common stocks, such as, warrants, convertible bonds, debentures or convertible preferred stock. In seeking to meet its objective, the Fund will invest on a global basis.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

     B. Deferred Organizational Costs. Costs incurred by the Fund in connection with its organization, registration and initial public offering of shares have been deferred and are being amoritized on a straight-line basis over a period of five years. If any of the origional shares of the fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the redeeming shareholder's pr rata share of the unamortized costs as of the date of redemption.

     C. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has a capital loss carryforward of $5,571,878 available to offset future capital gains, if any, which expires in 2009.

     D. Security Transactions and Income. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     E. Distribution to Shareholders. Distribution from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses and post-October capital and currency losses.

     F.. Use of Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER

         Pursuant to an Investment Advisory Agreement, the Advisor, CSI Capital Management, Inc. ("CSI") provides investment services for an annual fee of
1.00% of average daily net assets of the Fund.

     As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $198,444, for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets of the Fund on the first $50 million, 0.15% per annum of the average daily net assets from $50 million to $100 million, and 0.10% per annum of the average daily net assets over $100 million, with a minimum fee of $15,000.

     Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $22,001, for its services for the year ended August 31, 2001.

     Certain officers and/or directors of the Fund are also officers and/or directors of CSI, CSS, and FSI.



NOTE 3-INVESTMENTS

     The cost of purchases and the proceeds from sales of securities other than short-term notes aggregated $42,141,219 and $18,943,661, respectively.

     The custodian has provided credits in the amount of $8,352 against custodian and accounting charges based on credits on cash balances of the Fund.

Report of Independent Certified Public Accountants
To the Shareholders and Board of Directors of The World Funds, Incorporated Richmond, Virginia

     We have audited the accompanying statement of assets and liabilities of the CSI Equity Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of August 31, 2001, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the CSI Equity Fund as of August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
September 21, 2001

COMPARISON OF $10,000 INVESTMENT IN CSI FIXED INCOME FUND VS.
LIPPER INTERMEDIATE INVESTMENT GRADE INDEX

(begin graph)

Date            CSI Fixed                 Lipper Intermediate
                Income Fund              Investment Grade Index


1/27/98         $10,000                        $10,000
8/31/98         $10,480                        $10,478
8/31/99         $10,343                        $10,524
8/31/00         $11,004                        $11,217
8/31/01         $12,058                        $12,598

Past performance is not predictive of future performance.

(end graph)

-------------------------------------------------------------------------------
Average Annual Total Return for Period ended August 31, 2001*

        1 Year          3 Year         Since Inception
         9.29%          4.69%               5.26%
*The total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
The Lipper Intermediate Grade Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the largest 30 qualifying funds that invest at least 65% of their assets in investment grade debt issues with dollar-weighted average maturities of five to ten years.

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)
-------------------------------------------------------------------------------

                             CSI FIXED INCOME FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                August 31, 2001

Principal                                                                Market
Amount           Description                                             Value
---------        -----------------                                     ---------

                 U.S. GOVERNMENT SECURITIES:              81.97%
                 MATURES IN OVER 10 YEARS:                23.56%
 $3,500,000      U.S. Treasury Bond 7.25%; May 15, 2016              $4,173,477
  5,750,000      U.S. Treasury Bond 6.00%; February 15, 2026          6,143,519
  4,250,000      U.S. Treasury Bond 6.75%; August 15, 2026            4,975,819
  4,000,000      U.S. Treasury Bond 5.50%; August 15, 2028            4,016,564
  2,500,000      U.S. Treasury Bond 5.25%; February 15, 2029          2,422,852
                                                                      ----------
                                                                      21,732,231
                                                                     -----------

                 MATURES IN 6-10 YEARS:                   12.06%
  3,500,000      U.S. Treasury Note 6.125%; August 15, 2007           3,777,267
  4,000,000      U.S. Treasury Note 5.50%; February 15, 2008          4,188,436
  3,000,000      U.S. Treasury Note 5.625%; May 15, 2008              3,157,032
                                                                      ----------
                                                                      11,122,735
                                                                     -----------

                 MATURES IN 0-5 YEARS:                    46.35%
  2,000,000      U.S. Treasury Note 6.375%; August 15, 2002           2,057,188
  3,000,000      U.S. Treasury Note 5.75%; October 31, 2002           3,080,391
  3,000,000      U.S. Treasury Note 6.25%; February 15, 2003          3,115,431
  2,000,000      U.S. Treasury Note 5.50%; May 31, 2003               2,064,454
 10,000,000      U.S. Treasury Note 5.25%; August 15, 2003           10,302,730
  2,000,000      U.S. Treasury Note 5.875%; February 15, 2004         2,095,312
  2,000,000      U.S. Treasury Note 5.25%; May 15, 2004               2,069,376
  3,500,000      U.S. Treasury Note 7.25%; August 15, 2004            3,813,359
  4,750,000      U.S. Treasury Note 6.50%; May 15, 2005               5,121,464
  2,000,000      U.S. Treasury Note 6.50%; August 15, 2005            2,161,562
  3,750,000      U.S. Treasury Note 5.875%; November 15, 2005         3,974,561
  2,750,000      U.S. Treasury Note 5.625%; February 15, 2006         2,895,665
                                                                      ----------
                                                                      42,751,493
                                                                     -----------

                  TOTAL U.S. GOVERNMENT SECURITIES:
                  (Cost: $72,766,794)*                   81.97%      75,606,459
                  Other assets, net                      18.03%      16,627,403
                                                        -------     ------------
                  NET ASSETS                            100.00%     $92,233,862
                                                        =======     ===========

* Cost for Federal income tax purposes is $72,766,794 and net unrealized appreciation consists of:

                  Gross unrealized appreciation                $2,850,994
                  Gross unrealized depreciation                   (11,329)
                                                               -----------
                  Net unrealized appreciation                  $2,839,665
                                                               ===========

See Notes to Financial Statements

CSI FIXED INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
August 31, 2001
-------------------------------------------------------------------------------

ASSETS
         Investments at value (identified cost of $72,766,794)
         (Notes 1 & 3)                                              $75,606,459

         Cash                                                        12,887,084

         Receivables:
            Interest                                     $793,616
            Capital stock sold                          3,538,550
                                                        ----------
                                                                       4,332,166

         Deferred organization costs (Note 1)                            12,297
         Prepaid expenses                                                13,003
                                                                      ----------

               TOTAL ASSETS                                          92,851,009
                                                                     -----------

LIABILITIES
         Payable for capital stock redeemed                             550,000
         Investment management fees                                      37,721
         Accrued expenses                                                29,426
                                                                        --------

               TOTAL LIABILITIES                                        617,147
                                                                        --------

NET ASSETS                                                          $92,233,862
                                                                    ============

         NET ASSET VALUE, OFFERING AND REDEMPTION
              PRICE PER SHARE
              ($92,233,862/8,889,623 shares outstanding)            $     10.38
                                                                    ============


         At August 31, 2001 there were 50,000,000 shares of $.01
         par value stock authorized and components of net
         assets are:
         Paid in capital                                            $89,326,570
            Undistributed net investment income                          70,374
            Accumulated net realized loss on investments                 (2,747)
            Net unrealized appreciation of investments                2,839,665
                                                                    ------------
            Net Assets                                              $92,233,862
                                                                    ============

See Notes to Financial Statements

CSI FIXED INCOME FUND
STATEMENT OF OPERATIONS
August 31, 2001
-------------------------------------------------------------------------------

INVESTMENT INCOME
      Interest                                                       $3,987,283
                                                                     ----------

EXPENSES
      Investment management fees (Note 2)             $746,600
      Recordkeeping and administrative services
          (Note 2)                                     136,990
      Custodian and accounting fees                     44,283
      Audit and legal fees                              25,279
      Shareholder servicing and reports                 17,689
      Registration fees                                 21,832
      Transfer agent fees                               16,759
      Organization expense amortization                 10,591
      Other expenses                                    85,397
                                                       -------
        Total expenses                                                1,105,420
      Fee waivers (Note 2)                                             (373,300)
      Custody credits (Note 3)                                           (9,351)
                                                                      ---------
      Net expenses                                                      722,769
                                                                      ---------
      Net investment income                                           3,264,514
                                                                      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   Net realized loss on investment                                       (2,747)
   Net increase in unrealized depreciation on investments             3,360,524
                                                                     ----------
   Net increase in net assets resulting from operations              $6,622,291
                                                                     ==========

See Notes to Financial Statements

CSI FIXED INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------


                                                           Years ended
                                               August 31, 2001   August 31, 2000
                                               ---------------   ---------------
OPERATIONS
   Net investment income                       $3,264,514            $2,546,367
   Net realized gain (loss) on investments         (2,747)                -
   Change in net unrealized appreciation
     (depreciation) of investments              3,360,524             1,152,528
                                               ----------            ----------

   Net increase (decrease) in net assets
      resulting from operations                 6,622,291             3,698,895

DISTRIBUTION TO SHAREHOLDERS FROM
   Net investment income
     ($.44 and $.44 per share, respectively)   (3,219,425)           (2,562,942)

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting from
     capital share transactions*               24,160,494            14,929,069
                                               ----------            ----------
   Net increase in net assets                  27,563,360            16,065,022
   Net assets at beginning of year             64,670,502            48,605,480
                                               ----------            ----------
NET ASSETS at the end of the year             $92,233,862           $64,670,502
                                              ===========           ===========


* A summary of capital share transactions follows:


                                              Years ended
                             --------------------------------------------------
                               August 31, 2001            August 31, 2000
                             -------------------       ------------------------
                             Shares       Value         Shares       Value
                             ------       ------        ------       ------
Shares sold                  4,268,572   $43,418,918    2,940,204   $28,619,513
Shares reinvested from
   distributions               308,451     3,129,852      258,811     2,520,178
Shares redeemed             (2,208,510)  (22,388,276)  (1,662,329)  (16,210,622)
                            -----------  ------------  -----------  ------------
Net increase                 2,368,513   $24,160,494    1,536,686   $14,929,069
                            ===========  ============  ===========  ============


See Notes to Financial Statements

CSI FIXED INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------

                                             Years ended
                                    -------------------------------Period ended
                                    August 31, August 31, August 31, August 31,
                                      2001       2000       1999       1998*
                                   ---------  ---------   ---------  ----------
Per Share Operating Performance
Net asset value, beginning of period  $9.92      $9.75      $10.48     $10.00
                                      -----      -----      ------     ------
Income from investment operations-
   Net investment income               0.45       0.43        0.39       0.22
   Net realized and unrealized gain
    (loss) on investments              0.45       0.18       (0.51)      0.26
                                       ----       ----       ------      ----
 Total from investment operations      0.90       0.61       (0.12)      0.48
                                       ----       ----       ------      ----
Less distributions-
   Distributions from net investment
    income                            (0.44)     (0.44)      (0.61)        -
   Distributions from capital gains     -          -           0           -
                                       ---        ---         ---         ---
Total distributions                   (0.44)     (0.44)      (0.61)        -
                                      ------     ------      ------       ---
Net asset value, end of period       $10.38      $9.92       $ 9.75     $10.48
                                     ======      ======      ======     ======

Total Return                           9.29%      6.39%      (1.31%)      4.80%



Ratios/Supplemental Data
   Net assets, end of period (000's)  $92,234   $64,671     $48,605    $33,900
Ratio to average net assets - (A)
   Expenses (B)                        0.98%      0.99%       1.00%     1.00%**
   Expenses- net (C)                   0.97%      0.99%       1.00%     1.00%**
   Net investment income               4.37%      4.43%       4.22%     4.34%**
Portfolio turnover rate                1.67%     11.52%       1.38%     0.00%


* Commencement of operations January 27, 1998
** Annualized

(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by .50% for the year ended August 31, 2001, .50% for the year ended August 31, 2000,.50% for the year ended August 31, 1999, and .50% for the period ended August 31, 1998.

(B) Expense ratios have been increased to include custodian fees which were offset by custodian credits and before management fee waivers.

(C) Expense ratio - net reflects the effect of the management fee waivers and the custodian fee credits the fund received.


See Notes to Financial Statements

CSI FIXED INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2001
--------------------------------------------------------------------------------

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

     The CSI Fixed Income Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in 1997 as a series of TWF which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

     The objective of the Fund is to seek current income by investing in debt securities. The Fund seeks to achieve its objective by investing in obligations issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities ("U.S. Government Securities"), municipal securities, corporate debt securities, zero coupon bonds, as well as obligations of governments, instrumentalities and corporations outside the U.S.


     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Money market investments with a remaining maturity of less than sixty days are valued using the amortized cost method; debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Fund, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques.

     B. Deferred Organizational Costs. Costs incurred by the Fund in connection with its organization, registration and initial public offering of shares have been deferred and are being amoritized on a straight-line basis over a period of five years. If any of the origional shares of the fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the redeeming shareholder's pr rata share of the unamortized costs as of the date of redemption.

     C. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has $2,747 of capital loss carryforward available to offset future capital gains, if any, which expires in 2008.

     D. Security Transactions and Interest Income. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Interest income is recorded on the accrual basis. Bond discounts and premiums are accreted/amortized on the interest method.

     E. Distribution to Shareholders. Distribution from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to net operating losses and post-October capital losses.

     F. Use of Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER

     Pursuant to an Investment Advisory Agreement, the Advisor, CSI Capital Management, Inc. ("CSI") provides investment services for an annual fee of 1.00% of average daily net assets of the Fund. CSI has voluntarily agreed to waive its fees and reimburse the fund through December 31, 2001 for expenses in order to limit the operating expenses to 1.0% of average net assets. For the year ended August 31, 2001, the manager waived fees of $373,300.

     As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $143,054 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets of the Fund on the first $50 million, 0.15% per annum of the average daily net assets from $50 million to $100 million, and 0.10% per annum of the average daily net assets over $100 million, with a minimum fee of $15,000.

     Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $16,759 for its services for the year ended August 31, 2001.

     Certain officers and/or directors of the Fund are also officers and/or directors of CSI, CSS, and FSI.

NOTE 3-INVESTMENTS

     The cost of purchases and the proceeds from maturities of securities other than short-term notes aggregated $23,763,122 and $995,312, respectively.

     The custodian has provided credits in the amount of $9,351 against custodian and accounting charges based on credits on cash balances of the Fund.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of The World Funds, Incorporated Richmond, Virginia

     We have audited the accompanying statement of assets and liabilities of the CSI Fixed Income Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of August 31, 2001, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period January 27, 1998 (commencement of operations) through August 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the CSI Fixed Income Fund as of August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period January 27, 1998 through August 31, 1998, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
September 21, 2001

Investment Adviser:

        CSI Capital Management, Inc.
                445 Bush Street, 5th Floor
                San Francisco, California 94108-3725

Distributor:

        First Dominion Capital Corporation
                1500 Forest Avenue
                Suite 223
                Richmond, Virginia 23229

Independent Auditors:

        Tait, Weller and Baker
                Eight Penn Center Plaza
                Suite 800
                Philadelphia, Pennsylvania 19103

Transfer Agent:
For accout information, wire purchase or redemptions, call or write to CSI Equity Fund and CSI Fixed Income Funds' Transfer Agent:

        Fund Services, Inc.
                Post Office Box 26305
                Richmond, Virginia 23260
                (800) 628-4077 Toll Free

More Information:

        For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at
        (800) 527-9525 Toll Free.

                          Annual Report to Shareholders




                               THE NEW MARKET FUND




                                  A Series of
                             The World Funds, Inc.
                         a "Series" Investment Company



                               For the Year Ended
                                August 31, 2001

Dear New Market Fund Shareholders,

     We ended the Fund's  fiscal year  (August 31,  2001) with a -.51%  return,
outperforming   the  S&P  500  (-24.4%)  and  equity  mutual  funds  (-22%)  by substantial margins. Since inception, we have generated an 11.3% return under extremely difficult market conditions.

     While never pleased with negative returns, our ability to insulate the Fund from any major losses (experienced by the majority of equity mutual funds) will reap major advantages for New Market in the future. That is to say, an average equity fund that lost 30% this past year needs to earn 60% just to break even. If we can maintain our losses to a moderate level, our advantage will be sizeable going forward.

     With panic selling from the aftermath of recent tragic events, we believe the market is staged for a significant rebound in the next several months. Public sentiment is at extreme pessimistic levels, stimulative monetary and fiscal policies are being aggressively exercised and valuations for many quality companies are at attractive levels. As Warren Buffett has stated, "smart investors have to be fearful when others are greedy (1998-99) and greedy when others are fearful (now!)." Fear is no doubt prevalent in today's uncertain climate . If we can look beyond the current dismal economic outlook and well into next year, economic activity should have bottomed, and the stage for a sharp recovery should be at-hand. As usual, the markets will discount the future at least six months prior to any rebound, with a rally expected in the fourth quarter of this year.

     The Fund is positioned in well-heeled, quality companies with solid fundamentals. We have primarily avoided the weak industries flirting with bankruptcy (airlines, telecom, internet ) and are the direct beneficiary of a rapidly tightening insurance market with our largest positions in reinsurer Berkshire Hathaway and specialty insurer Markel.

     Overall, we expect the Fund to continue to outperform, given the improving fundamentals of our core positions.

     We thank all of our shareholders for their patience and loyalty during these difficult times.

Regards,


Stephen M. Goddard CFA

COMPARISON OF $10,000 INVESTMENT IN THE NEW MARKET FUND VS.
LIPPER LARGE CAP VALUE INDEX

(begin graph)

Date            The New Market                Lipper Large Cap
                    Fund                        Value Index


10/1/98           $10,000                         $10,000
8/31/99           $11,320                         $12,833
8/31/00           $11,388                         $13,661
8/31/01           $11,330                         $12,460

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.

(end graph)

-------------------------------------------------------------------------------
Average Annual Total Return for Period ended August 31, 2001*

        1 Year                Since Inception
        (3.25%)                   4.37%
*The total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
The Lipper Large-Cap Value Index is an equally-weighted performance indice, adjusted for capital gains distributions and income dividends, of the largest 30 qualifying equity funds that, by practice, invest at least 75% of equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

     (The  comparative  index is not adjusted to reflect  expenses  that the SEC
requires     to     be     reflected     in     the     Fund's     performance.)
-------------------------------------------------------------------------------

                              THE NEW MARKET FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                August 31, 2001

Number of                                                                Market
Shares            Security Description                                   Value
---------         ----------------------                                -------
                  COMMON STOCK:                            99.25%

                  AEROSPACE/DEFENSE:                        1.58%
 2,400            Honeywell International                               $89,424
                                                                        -------

                  COMPUTERS:                                5.45%
 2,000            International Business Machines Corp.                 200,000
 1,900            Microsoft Corp.*                                      108,395
                                                                        -------
                                                                        308,395
                                                                        -------

                  CONSUMER GOODS:                          13.29%
 5,100            General Electric                                      208,998
 8,900            Gillette Co.                                          272,785
 2,400            Nike Inc.                                             120,000
 3,200            Pepsico Inc.                                          150,400
                                                                        -------
                                                                        752,183
                                                                        -------

                  DIVERSIFIED:                             4.15%
 8,500            Tredegar Industries Inc.                              168,725
   200            Wesco Financial Corp.                                  66,400
                                                                        -------
                                                                        235,125
                                                                        -------

                  DRILLING:                                1.21%
 2,200            Atwood Oceanics Inc.*                                  68,376
                                                                        -------


                  ELECTRONICS:                             5.28%
 2,500            Emerson Electric                                      134,000
 5,900            Intel Corp.                                           164,964
                                                                        -------
                                                                        298,964
                                                                        -------

                  FINANCIALS:                             21.40%
 3,900            Ambac Financial Group                                 230,880
 3,000            American Express Co.                                  109,260
 2,600            Capital One Financial Corp.                           144,586
 2,600            Federal Home Loan Mortgage Corp.                      163,488
 2,600            Markel Corp.*                                         480,792
 1,800            Wells Fargo Co.                                        82,818
                                                                      ---------
                                                                      1,211,824
                                                                      ---------

                  INSURANCE:                              26.09%
   522            Berkshire Hathaway Inc-Class B*                     1,206,864
   800            White Mountains Insurance                             270,400
                                                                      ---------
                                                                      1,477,264
                                                                      ---------

                  MEDICAL:                                 1.46%
 1,400            Bristol-Myers Squibb Co.                               78,596
   140            Zimmer Holdings Inc.*                                   3,808
                                                                        -------
                                                                         82,404
                                                                        -------

                  REIT:                                    7.46%
 7,500            First Industrial Realty Trust                         236,775
12,800            United Dominion Realty Trust                          185,600
                                                                        -------
                                                                        422,375
                                                                        -------

                  RETAIL:                                  3.27%
11,100            Circuit City Stores                                   185,370
                                                                        -------

                  TECHNOLOGY:                              2.44%
 5,000            Cognex Corp*                                          138,400
                                                                        -------

                  TELECOMMUNICATIONS:                      3.34%
 3,000            AT&T                                                   57,120
   965            AT&T Wireless*                                         14,958
 7,700            Liberty Media Group "A"*                              117,040
                                                                        -------
                                                                        189,118
                                                                        -------

                  TRANSPORT SERVICES:                      2.83%
 3,800            Fedex Corp.*                                          159,980
                                                                        -------


                  TOTAL INVESTMENTS:
                   (Cost: $5,217,706)**                  99.25%       5,619,202
                  Other assets, net                       0.75%          42,716
                                                        -------      ----------
                  NET ASSETS                            100.00%      $5,661,918
                                                        =======      ==========


*  Non-income producing
**Cost for Federal income tax purpose is $5,217,706 and net unrealized appreciation consists of:


                  Gross unrealized appreciation                    $814,225
                  Gross unrealized depreciation                    (412,729)
                                                                   --------
                  Net unrealized appreciation                      $401,496
                                                                   ========



See Notes to Financial Statements

THE NEW MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES
August 31, 2001
-------------------------------------------------------------------------------

ASSETS
Investments at value (identified cost of $5,217,706)
  (Notes 1 & 3)                                                      $5,619,202
Cash                                                                     36,496
Dividends receivable                                                      4,132
Deferred organization costs (Note 1)                                     23,441
Other assets                                                             16,031
                                                                     ----------
        TOTAL ASSETS                                                  5,699,302
                                                                     ----------

LIABILITIES
Due to investment advisor (Note 2)                                       19,800
Payable for capital stock redeemed                                       12,642
Accrued expenses                                                          4,942
                                                                        -------
     TOTAL LIABILITIES                                                   37,384
                                                                        -------

NET ASSETS                                                           $5,661,918
                                                                     ==========

   NET ASSET VALUE AND REDEMPTION
    PRICE PER SHARE ($5,661,918/ 485,992
    shares outstanding)                                              $    11.65
                                                                     ==========

   MAXIMUM OFFERING PRICE PER SHARE ($11.65 x 100 / 97.25)           $    11.98
                                                                     ==========



At August 31, 2001 there were 50,000,000 shares of $.01
  par value stock authorized and components of net
  assets are:
Paid in capital                                                      $5,475,503
Accumulated net realized loss on investments                           (215,081)
Net unrealized appreciation of investments                              401,496
                                                                     ----------
Net Assets                                                           $5,661,918
                                                                     ==========

See Notes to Financial Statements

THE NEW MARKET FUND
STATEMENT OF OPERATIONS
For the Year Ended August 31, 2001
-------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividend income                                          $64,441
    Interest income                                              160
                                                             -------
        Total income                                                    $64,601
                                                                        -------
EXPENSES
      Investment advisory fees (Note 2)                       55,492
         12b-1 fees (Note 2)                                  27,746
      Recordkeeping and administrative services
          (Note 2)                                            30,000
      Legal and audit fees                                    11,239
      Transfer agent fees (Note 2)                            13,224
         Custodian and accounting fees (Note 3)               19,486
      Organization expense amortization                       11,012
      Shareholder servicing and reports (Note 2)               9,209
         Director fees                                         8,703
      Miscellaneous                                           14,238
                                                              ------
        Total expenses                                                  200,349
      Management fee waiver and reimbursed expenses
       (Note 2)                                                         (70,402)
      Administrative fee waivers (Note 2)                               (15,000)
      Custody credits (Note 3)                                           (4,519)
                                                                        --------
        Net expenses                                                    110,428
                                                                        --------
      Net investment loss                                               (45,827)
                                                                        --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
  Net realized loss on investments                                     (174,180)
  Net increase in unrealized appreciation on investments                195,905
                                                                       ---------
  Net gain on investments                                                21,725
                                                                       ---------
  Net decrease in net assets resulting from operations                 ($24,102)
                                                                       =========


See Notes to Financial Statements

THE NEW MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------


                                                         Years ended
                                                         -----------
OPERATIONS                                    August 31, 2001   August 31, 2000
                                              ---------------   ---------------
   Net investment loss                            $(45,827)            $(14,781)
   Net realized gain (loss) on
       investments                                (174,180)              13,465
   Change in unrealized appreciation
       of investments                              195,905               83,151
                                                  --------             --------
   Net increase (decrease) in net assets
     resulting from operations                     (24,102)              81,835
CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting
     from capital Share transactions*              339,045            2,008,878
                                                  --------            ---------
   Net increase in net assets                      314,943            2,090,713
   Net assets at beginning of year               5,346,975            3,256,262
                                                ----------            ---------
NET ASSETS at the end of the year               $5,661,918           $5,346,975
                                                ==========           ==========

* A summary of capital share transactions follows:


                                                     Years ended
                                                    -------------
                                   August 31, 2001               August 31, 2000
                                   ---------------               ---------------
                                   Shares       Value     Shares           Value
                                   ------       -----     ------           -----
Shares sold                         83,317     $967,257    207,581   $2,362,816
Shares redeemed                    (53,918)    (628,212)   (30,829)    (353,938)
                                   --------    ---------   --------  ----------
Net increase                        29,399     $339,045    176,752   $2,008,878
                                   ========    =========   ========  ==========


See Notes to Financial Statements

THE NEW MARKET FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------

                                         Years ended             Period ended
                                       August 31,   August 31,     August 31,
                                         2001         2000            1999*
                                       ---------    ---------      ----------
Per Share Operating Performance
Net asset value, beginning of period    $11.71        $11.64         $10.00
                                        ------        ------         ------
Income from investment operations-
  Net investment loss                    (0.09)        (0.03)         (0.03)
  Net realized and unrealized gain on
    investments                           0.03          0.10           1.67
                                        ------        -------        ------
Total from investment operations         (0.06)         0.07           1.64
                                        -------       -------        ------
Net asset value, end of period          $11.65        $11.71         $11.64
                                        -------       -------        ------
Total Return                             (0.51%)        0.60%         13.20%
                                        --------      -------        -------
Ratios/Supplemental Data
Net assets, end of period
  (000's)                                $5,662        $5,347         $3,256
Ratio to average net assets (A)
    Expenses  (B)                         2.07%         1.99%          1.99%**
    Expense ratio - net (C)               1.99%         1.99%          1.99%**
    Net investment loss                  (0.83%)       (0.34%)        (0.41%)**
Portfolio turnover rate                   8.72%        32.86%          8.31%


* Commencement of operations October 1, 1998
** Annualized


(A) Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio by 1.54% for the year ended August 31, 2001 and 1.70% for the year ended August 31, 2000 and 2.48% for the period ended August 31, 1999.

(B)      Expense ratio has been  increased to include  custodial fees which were
offset  by  custodian  fee  credits  and  before   management  fee  waivers  and
reimbursements.

(C) Expense ratio - net reflects the effect of the management fee waivers and reimbursements and custodian fee credits the fund received.



See Notes to Financial Statements

THE NEW MARKET FUND
NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2001
--------------------------------------------------------------------------------

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

     The New Market Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in June, 1998 as a series of TWF which has allocated to the Fund 50,000,000 shares of its 500,000,000 shares of $.01 par value common stock. Initial outside investors purchased shares of the fund on June 30, 1998. However, operations of the Fund did not commence until October 1, 1998.

     The investment objective of the Fund is to achieve long-term growth of capital by investing in a portfolio composed of common stocks and securities convertible into common stock, such as warrants, convertible bonds, debentures or convertible preferred stock.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Money market investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has a capital loss carryforward of $155,963 available to offset future capital gains, if any, which expires in 2008 and 2009.

     C. Security Transactions and Income. As is common in the industry, security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     D. Deferred Organizational Expenses. All of the expenses of TWF incurred in connection with its organization and the public offering of its shares have been assumed by the series funds of TWF. The organization expenses allocable to The New Market Fund are being amortized over a period of fifty-six (56) months.

     E. Distributions to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These distribution differences primarily result from different treatments of post-October capital losses.

     F. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER

     Pursuant to an Investment Management Agreement, the Manager, Virginia Management Investment Corporation ("VMIC"), provides investment management services for an annual fee of 1.0% of the average daily net assets of the Fund. VMIC has contractually agreed to waive its fees and reimburse the Fund through September 30, 2001 for expenses in order to limit the operating expenses to 1.99% of average net assets. For the year ended August 31, 2001, the manager waived fees of $55,492 and reimbursed $2,164 of other expenses.

     The Advisor will be entitled to reimbursement of fees waived or remitted by the Advisor to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or remitted by the Advisor to the Fund during any of the previous five years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of August 31, 2001 was $192,570.

     The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Fund or VMIC may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or VMIC. The Fund or VMIC may incur such distribution expenses at the rate of .50% per annum on the Fund's average net assets. For the year ended August 31, 2001, there were $27,746 of distribution expenses incurred, of which $12,746 was waived by VMIC.

     As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent,
$18,135 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets, with a minimum fee of $30,000. For the year ended August 31, 2001, CSS voluntarily waived fees of $15,000.

     First Clearing Corp. is an affiliated broker of the Fund. First Clearing Corp. received as commission $2,870, from the Fund in connection with the purchases and sales of securities in the Fund's portfolio.

     Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $13,224 for its services for the year ended August 31, 2001.

     Certain officers and/or directors of the Fund are also officers and/or directors of VMIC, CSS and FSI.

NOTE 3 - INVESTMENTS/CUSTODY

     The cost of purchases and the proceeds from sales of securities other than short-term notes for the year ended August 31, 2001, aggregated $888,260 and $469,850, respectively.

     The custodian has provided credits in the amount of $4,519 against custodian and accounting charges based on credits on cash balances of the Fund.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of The World Funds, Incorporated Richmond, Virginia

     We have audited the accompanying statement of assets and liabilities of The New Market Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of August 31, 2001, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the two years in the period then ended and for the period October 1, 1998 (commencement of operations) through August 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New Market Fund as of August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period October 1, 1998 through August 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
September 21, 2001

Investment Adviser:

        Virginia Management Investment Corporation
                7800 Rockfalls Drive
                Richmond, Virginia 23225

Distributor:

        First Dominion Capital Corporation
                1500 Forest Avenue
                Suite 223
                Richmond, Virginia 23229

Independent Auditors:

        Tait, Weller and Baker
                Eight Penn Center Plaza
                Suite 800
                Philadelphia, Pennsylvania 19103

Transfer Agent:
For accout information, wire purchase or redemptions, call or write to The New Market Fund's Transfer Agent:

        Fund Services, Inc.
                Post Office Box 26305
                Richmond, Virginia 23260
                (800) 628-4077 Toll Free

More Information:

        For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at
        (800) 527-9525 Toll Free.

                          Annual Report to Shareholders




                          THIRD MILLENNIUM RUSSIA FUND




                                  A Series of
                             The World Funds, Inc.
                         a "Series" Investment Company



                               For the Year Ended
                                August 31, 2001

TO OUR SHAREHOLDERS:

     As a fellow  shareholder  in our  Third  Millennium  Russia  Fund  (NASDAQ:
TMRFX), I too wince at some of the ups and downs inherent in a volatile market like the RTS (Russian Trading System). Foreign buying and selling interest continue to dominate the RTS, although this year we have seen local, cash rich Russian companies, such as oils, buying up cheaper, publicly traded Russian assets for the first time. Hopefully, local interest will continue to develop to give the market more support.

     There was a revaluation of the Russian market at the beginning of calendar 2001 which was one reason your Fund increased over 50% in the first half. This caused many of you to come into the Third Millennium Russia Fund for the first time and so we were faced with the question of whether to continue buying the oil stocks - where we had broadened our list to include Yukos and Sibneft -- and other high performers from the first calendar half-year or to diversify further, keeping in mind our simple criteria: market leaders, good fundamentals, relative liquidity and investor friendly.

     Before the beginning of 2001, we had sold out our telecoms and went light on the utility companies, or "Energos", leaving only Mosenergo and the national power grid and wholesaler RAO UES, our single largest holding (which has finally straightened out its long term restructuring policy thereby calming its bumpy investor relations). Early this year, we bought back into Golden Telecom, catching it at the bottom and it has much more than doubled for us. More recently, after I met with the senior management in Moscow, I decided to re-invest in Russia's second cell phone provider Vimpelcom (which markets the Beeline service). On that, we shall see.

     So biting the bullet at the beginning of the current quarter, with cash to invest, we bought into some regional utilities where we see significant upside. However, this caused the Fund to drop since we mark down to the Bid price immediately upon purchase (the more conservative available pricing option going in, but gives more protection when selling) inasmuch as Lenenergo (St. Petersburg), Permenergo (Perm, in Siberia) and Nizhovenergo (Nizhny Novgorod is Russia's 3rd largest city) all had significant spreads...In short, we added to our own volatility in the belief that we were doing the right thing longer term. Again, we shall see.

     In addition to local companies beginning to invest locally, we now see a clear positive pattern emerging as a result of the substantial devaluation of the Ruble in 1998: import substitution has really taken hold and many Russian companies are producing more and more consumer products that people actually want to buy. If this pattern continues, perhaps we will be able to invest in more of these companies. GAZ (autos) continues to disappoint, but we did recently buy into Uralmash, one of Russia's largest manufacturers.

     Macro-economic Indicators. The Russia economy this year should grow over 5%, reasonably close to its growth level last year. The hard currency reserves of the Central Bank of Russia are now about $40 Billion, so Russia is in a position to repay its substantial indebtedness from the Soviet era. In addition to a large trade surplus from oils and metals, the Government enjoys a Budget surplus. Lowering the tax rates has caused Russians to become taxpayers.

     President Putin appears to me to be an assured, professional leader and his ability to develop a good working relationship with President Bush, while still not accepting the American position of renunciation of the ABM Treaty, has reassured Europe, which is helpful to President Bush. He has also well played his China card and gives promise of putting Russia back on the political-strategic map. What he has not done at all, though, is incentivize
Foreign Direct Investment which remains  small....Perhaps  further legal reform, including educating judges and competitor Russian companies on legal due process and property rights, and a new Land Code to permit private property ownership, will overcome continuing foreign skepticism as to proper conditions for FDI.

     Our judgment is that Russia is close to achieving a broad perception of political stability and reduced political risk. And that Russia is progressing in its quest to become a  "normal"  nation....Still,  while  Russia  does  enjoy democratic institutions, its continuing "security" orientation, which former KGB official Putin shares, limits its citizens' civil liberties and ability to take on the Government. Russia lives in a tough neighborhood. In their eyes, this may justify the many bullies on the public payroll who have never learned a regard for individual and property rights. Recourse to the courts for redress is a growing phenomenon however.

                           *                         *

     Our Three Year Performance numbers will hit at the end of September. Hopefully, we will continue to be in the Top 10% of Emerging Markets funds. In fact, so far this calendar year, we were one of America's top funds.

     We continue to see substantial upside with superior, audited, well managed companies. We appreciate your continued support.

                                            John T. Connor, Jr.
                                            Portfolio Manager
                                            Third Millennium Russia Fund

COMPARISON OF $10,000 THIRD MILLENNIUM RUSSIA FUND VS.
THE MOSCOW TIMES INDEX

(begin graph)

Date            Third Millennium                The Moscow
                  Russia Fund                   Times Index


10/1/98           $10,000                         $10,000
8/31/99           $14,170                         $30,507
8/31/00           $26,970                         $72,681
8/31/01           $21,284                         $31,338

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.

(end graph)

-------------------------------------------------------------------------------
Average Annual Total Return for Period ended August 31, 2001*

        1 Year                Since Inception
        (21.19%)                   29.52%
*The total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
-------------------------------------------------------------------------------




-------------------------------------------------------------------------------
The Moscow Times Index is an unmanaged index of the 50 most liquid an most highly capitalized Russian stocks.

     The index performance in Russia and actual performance can vary widely because of illiquidty aannd the wide spreads in stock trading. The Moscow Times Index does not take this factor under consideration.

     (The  comparative  index is not adjusted to reflect  expenses  that the SEC
requires     to     be     reflected     in     the     Fund's     performance.)
-------------------------------------------------------------------------------

                          THIRD MILLENNIUM RUSSIA FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                August 31, 2001

Number
  Of                                                                     Market
Shares            Security Description                                    Value
------            --------------------                                   ------

                  COMMON STOCK:                               90.36%
                  AIRLINES/TRANSPORATION:                      1.22%
157,000           Aeroflot                                              $40,192
                                                                        -------

                  BEVERAGES:                                   4.76%
  8,690           Sun Interbrew Ltd GDR*                                 21,725
 38,690           Sun Interbrew Ltd 144A GDR*                           135,415
                                                                        -------
                                                                        157,140
                                                                        -------

                  MANUFACTURING:                               4.68%
  3,500           Gaz Auto Plant*                                        56,875
 25,300           Ural Mash Zavody*                                      97,405
                                                                         ------
                                                                        154,280
                                                                        -------

                  NATURAL RESOURCES:                           8.37%
 17,000           Norilsk Nickel                                        276,250
                                                                        -------

                  OIL:                                        31.46%
  8,200           Oil Co. Lukoil Sp ADR F/PFD SHS                       176,300
250,000           Sibneft                                               135,000
 18,100           Surgutneftegaz Sponsored ADR                          263,355
 20,000           Tatneft Sponsored ADR                                 193,400
  2,000           Yukos Corp ADR*                                       107,750
 45,000           Yukos Oil Company                                     162,000
                                                                        -------
                                                                      1,037,805
                                                                      ---------
                  STEEL:                                      6.21%
  5,000           Severstal                                             205,000
                                                                        -------

                  TELECOMMUNICATIONS:                        10.20%
 16,000           Golden Telecom Inc*                                   161,600
 10,000           Vimpel Communications ADR                             175,000
                                                                        -------
                                                                        336,600
                                                                        -------

                  UTILITIES:                                 23.46%
 38,520           AO Mosenergo Sponsored ADR                            129,042
 21,550           Irkutskenergo AO Sponsored ADR                         85,877
  6,000           Lenenergo ADR*                                        115,200
 10,000           Nizhnovenergo                                          65,000
100,000           Permenergo                                            165,000
 19,990           RAO Unified Energy System ADR                         213,893
                                                                        -------
                                                                        774,012
                                                                        -------

                  TOTAL INVESTMENTS:
                  (Cost: $2,450,345)              90.36%             2,981,279
                  Other assets, net                9.64%               317,902
                                                 -------            ----------
                  NET ASSETS                     100.00%            $3,299,181
                                                 =======            ==========

*    Non-income producing
**   Cost for Federal income tax purpose is $2,450,345 and net unrealized appreciation consists of:

                  Gross unrealized appreciation               $830,306
                  Gross unrealized depreciation               (299,372)
                                                              ---------
                  Net unrealized appreciation                 $530,934
                                                              =========

ADR--Security represented is held by the custodian bank in the form of American
     Depositary Receipts.
GDR--Security represented is held by the custodian bank in the form of Global Depositary Receipts.

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
STATEMENT OF ASSETS AND LIABILITIES

August 31, 2001
--------------------------------------------------------------------------------


ASSETS
         Investments at value (identified cost of $2,450,345)
          (Notes 1 & 3)                                              $2,981,279
         Cash                                                           226,769
         Receivables:
            Dividends                                         57,907
            Capital stock sold                                 5,025
                                                             -------
                                                                         62,932
            Deferred organization costs (Note 1)                         37,873
         Other assets                                                     7,028
           TOTAL ASSETS                                                 -------
                                                                      3,315,881
                                                                      ---------

LIABILITIES
         Securities purchased                                             4,393
         Accrued expenses                                                12,307
                                                                         ------
                TOTAL LIABILITIES                                        16,700
                                                                         ------

NET ASSETS                                                           $3,299,181
                                                                     ==========

         NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
         ($3,299,181/ 190,555 shares outstanding)                    $    17.31
                                                                     ==========

         At August 31, 2001 there were 50,000,000 shares of $.01
         par value stock authorized and components of net
         assets are:
         Paid in capital                                             $2,875,718
         Accumulated net realized loss on investments                  (107,471)
         Net unrealized appreciation of investments                     530,934
                                                                     ----------
         Net assets                                                  $3,299,181
                                                                     ==========


See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
STATEMENT OF OPERATIONS
Year ended August 31, 2001
------------------------------------------------------------------------------

INVESTMENT INCOME                                                       $56,125
                                                                        -------

EXPENSES
      Investment advisory fees (Note 2)              $43,251
      12b-1 fees (Note 2)                              6,179
      Custodian and accounting fees                   59,075
      Legal and audit fees                            10,818
      Registration fees                               13,171
      Organization expense amortization               18,181
      Recordkeeping and administrative
        services (Note 2)                             30,000
      Transfer agent fees (Note 2)                    14,130
      Shareholder servicing and reports (Note 2)       7,059
      Miscellaneous                                    2,555
                                                     -------
      Total expenses                                                    204,419
      Management fee waiver and expense
        reimbursements (Note 2)                                        (118,930)
      Custody credits (Note 3)                                          (17,432)
                                                                       ---------
      Expenses, net                                                      68,057
                                                                       ---------
         Net investment loss                                            (11,932)
                                                                      ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investments                                    (107,471)
   Net decrease in unrealized appreciation on investments              (469,073)
                                                                       ---------
   Net loss on investments                                             (576,544)
                                                                       ---------
   Net decrease in net assets resulting from operations               ($588,476)
                                                                      ==========

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                        Years ended
                                                -------------------------------
OPERATIONS                                      August 31, 2001 August 31, 2000
                                                --------------- ---------------
  Net investment loss                              $(11,932)         $(43,962)
  Net realized gain (loss) on investments          (107,471)          501,312
  Unrealized appreciation (depreciation)
    of investments                                 (469,073)          765,733
                                                   ---------          -------
  Net increase (decrease) in net assets
    resulting from operations                      (588,476)        1,223,083
DISTRIBUTION TO SHAREHOLDERS FROM
  Net realized gain from investment transactions
  ($3.65, and  $0.33 per share, respectively)      (455,619)          (32,285)
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets resulting from
   capital share transactions**                   1,471,884           367,991
                                                  ---------           --------
  Net increase (decrease) in net assets             427,789         1,558,789
  Net assets at beginning of period               2,871,392         1,312,603
                                                  ---------         ---------
NET ASSETS  at the end of the period             $3,299,181        $2,871,392
                                                 ==========        ==========

** A summary of capital share transactions follows:
                                                    Years ended
                                     ------------------------------------------
                                     August 31, 2001            August 31, 2000
                                     ---------------            ---------------
                                     Shares      Value       Shares      Value
                                     ------      -----       ------      -----
Shares sold                         122,960   $2,315,423    62,592   $1,374,188
Shares reinvested from
  distributions                      31,402      449,127     2,237       31,959
Shares redeemed                     (72,703)  (1,292,666)  (48,560)  (1,038,156)
                                    --------  ----------   --------  ----------
Net increase                         81,659   $1,471,884    16,269     $367,991
                                    ========  ==========   ========  ==========


See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHTOUT EACH PERIOD
-------------------------------------------------------------------------------
                                                Years ended
                                           ----------------------  Period ended
                                           August 31,  August 31,  August 31,
                                             2001        2000        1999*
                                           ---------   --------   ----------
Per Share Operating Performance
Net asset value, beginning of
 period                                     $26.37      $14.17       $10.00
                                            ------      ------       ------
Income from investment operations-
   Net investment loss                      (0.06)      (0.40)       (0.16)
   Net realized and unrealized gain
    (loss) on investments                   (5.35)      12.93         4.33
                                            ------     ------        ------
   Total from investment operations         (5.41)      12.53         4.17
                                            ------     ------        ------
Less distributions-
   Distributions from net investment
    income                                    -           -            -
   Distributions from realized
    gains on investments                    (3.65)     (0.33)          -
                                            ------     ------       ------
   Total distributions                      (3.65)     (0.33)          -
                                            ------     ------       ------
Net asset value, end of period             $17.31     $26.37        $14.17
                                           ======     ======        ======

Total Return                               (16.36%)    90.33%        41.70%

Ratios/Supplemental Data
   Net assets, end of period
    (000's)                                 $3,299      $2,871       $1,313
Ratio of expenses to average net assets
Ratio to average net assets (A)
   Expenses  (B)                             3.46%      3.10%       2.75%**
   Expense ratio - net (C)                   2.75%      2.75%       2.75%**
   Net investment loss                      (0.48%)    (1.96%)     (2.08%)**
Portfolio turnover rate                     54.05%     68.88%       14.43%

*    Commencement of operations was October 1, 1998
**   Annualized

(A) Management fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 5.52% for the year ended August 31, 2001, 5.52% for the year ended August 31, 2000 and 13.18% for the period ended August 31, 1999.
(B) Expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers.
(C) Expense ratio - net reflects the effect of the management fee waivers and custodian fee credits the fund received.

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2001
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     The Third Millennium Russia Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in June, 1998 as a series of TWF which has allocated to the Fund 50,000,000 shares of its 500,000,000 shares of $.01 par value common stock. Initial outside investors purchased shares of the Fund on June 29, 1998. However, investment operations of the Fund did not commence until October 1, 1998. The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

     The investment objective of the Fund is to seek to achieve capital appreciation by investing in a non-diversified portfolio consisting primarily of equity securities (which includes securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock).

     A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Russian securities are also valued at the closing price on the principal exchange on which the security is traded, or at the last reported bid price in the over-the-counter market. The Fund reserves the right to value securities at fair market value when events occur prior to the close of the NYSE, and cause a change in value from the price determined as of the close of the Russian markets.

     Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost pricing procedures set, and determined to be fair, by the Board of Directors. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors.

     ADR's, EDR's and GDR's will be valued at the closing price of the instrument last determined prior to the valuation time unless TWF is aware of a material change in value. Items for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has a capital loss carryforward of $107,471 available to offset future capital gains, if any, which expires in 2009.

     C. Security Transactions and Income. As is common in the industry, security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     D. Deferred Organizational Expenses. All of the expenses of the Fund incurred in connection with its organization and the public offering of its shares have been assumed by the Fund. The organization expenses allocable to the Fund are being amortized over a period of fifty-six (56) months.

     E. Distributions to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These distribution differences primarily result from different treatments of equalization and post-October capital losses.

     F. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS

     Pursuant to an Investment Advisory Agreement, the Advisor, Third Millennium Investment Advisors LLC ("TMIA") provides investment services for an annual fee of 1.75% of the first $125 million of average daily net assets; 1.50% on assets in excess of $125 million and not more than $250 million; and, 1.25% on assets over $250 million of average daily net assets of the Fund.

     The Advisor will be entitled to reimbursement of fees waived or remitted by the Advisor to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or remitted by the Advisor to the Fund during any of the previous five years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of August 31, 2001 was $341,759.

     TMIA has contractually agreed to waive its fees and reimburse the fund for expenses in order to limit operating expenses to 2.75% of average net assets through September 30, 2001. For the year ended August 31, 2001, the Advisor waived fees of $43,251 and reimbursed expenses of $69,500.

     First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares.

     The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 0.25% of the Fund's average daily net assets. The fee is paid to the Distributor as reimbursement for expenses incurred for distribution-related activity. For the year ended August 31, 2001, the Distributor waived fees of $6,179.

     As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent,
$33,409 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets.

     Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $14,130 for its services for the year ended August 31, 2001.

        To discourage short-term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such term investing, the Fund charges a 2% fee on such redemption of shares held less than six months. Such fees amounted to $18,225 for the year ended Augusut 31, 2001, representing 0.73% of average net assets.

     Certain officers and/or directors of the Fund are also officers and/or directors of CSS and FSI.

NOTE 3 - INVESTMENTS/CUSTODY

     The cost of purchases and proceeds from sales of securities other than short-term notes for the year ended August 31, 2001, were $1,988,026 and $1,079,910, respectively.

     The custodian has provided credits in the amount of $17,432 against custodian and accounting charges based on credits on cash balances of the Fund.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of The World Funds, Incorporated Richmond, Virginia

     We have audited the accompanying statement of assets and liabilities of the Third Millennium Russia Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of August 31, 2001, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period October 1, 1998 (commencement of operations) through August 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Third Millennium Russia Fund as of August 31, 2001, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period October 1, 1998 (commencement of operations) through August 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
September 21, 2001

Investment Adviser:

        Third Millennium Investments Advisors LLC
                1185 Avenue of the Americas
                32nd Floor
                New York, New York 10036

Distributor:

        First Dominion Capital Corporation
                1500 Forest Avenue
                Suite 223
                Richmond, Virginia 23229

Independent Auditors:

        Tait, Weller and Baker
                Eight Penn Center Plaza
                Suite 800
                Philadelphia, Pennsylvania 19103

Transfer Agent:
For accout information, wire purchase or redemptions, call or write to Third Millennium Russia Fund's Transfer Agent:

        Fund Services, Inc.
                Post Office Box 26305
                Richmond, Virginia 23260
                (800) 628-4077 Toll Free

More Information:

        For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at
        (800) 527-9525 Toll Free.

                         Annual Report to Shareholders




                                GENOMICS FUND.COM
                               investing for life




                                  A Series of
                             The World Funds, Inc.
                         a "Series" Investment Company



                               For the Year Ended
                                August 31, 2001

Dear Shareholder:

     Fiscal 2001, which ended August 31st, was a very difficult year for genomic stocks. GenomicsFund.com (GENEX) ended the year at $4.33 a share, down 57.5% for the period. The NASDAQ Composite Index also dropped sharply. It declined 57.1% from 4206.35 to 1805.43.

     Despite a very trying year, we remain optimistic about the future of genomics in general, and in our individual genomics stocks. The pace of genomic discoveries is accelerating, and a multitude of genomic based pharmaceuticals and therapeutics are now proceeding through clinical trials. Investor interest in this field could heighten, as the general public becomes aware of the profound effect genomics will have on our lives, and on the lives of generations to come.

     As of August 31, 2001 the Fund was 96.1% invested in a portfolio of 21 genomic companies. Total assets of the Fund stood at $18,830,387. We had no investments outside the field. Most of our holdings have high levels of cash, little or no debt, substantial intellectual property, and are considered leaders in the genomics industry. We believe GENEX is quite strategically positioned to participate in this emerging market.

     Once again we appreciate the confidence you've shown in us by investing in GenomicsFund.com, the World's first genomics mutual fund. We hope your patience will be rewarded. As the largest shareholder of the Fund, I can assure you we are working diligently to achieve positive results.


Sincerely,


Steven Newby
Chief Investment Officer

COMPARISON OF $10,000 INVESTMENT IN GENOMICSFUND.COM VS. NASDAQ COMPOSITE INDEX

(begin graph)

Date            GenomicsFund.com                NASDAQ Composite Index

3/1/00          $10,000                         $10,000
8/31/00         $10,540                          $8,792
8/31/00          $4,481                          $3,774

Past performance is not predictive of future performance.

(end graph)

------------------------------------------------------------------------------
Average Annual Total Return for Period ended August 31, 2001*

                1 Year                     Since Inception
                (57.49%)                      (41.36%)

     * The total return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and SmallCap stocks.

(The comparitive index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)
------------------------------------------------------------------------------

                                GENOMICSFUND.COM
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 August 31, 2001
Number
of                                                                        Market
Shares            Security Description                                    Value
------            ---------------------                                   ------

                  COMMON STOCKS:                              96.12%

                  PHARMAGENOMICS:                             47.47%
23,000            Cubist Pharmaceuticals*                              $951,970
 7,000            Gilead Sciences, Inc.*                                424,970
40,500            Human Genome Sciences, Inc.*                        1,817,640
82,790            Isis Pharmaceuticals, Inc.*                         1,349,477
21,500            Medimmune, Inc.*                                      863,225
70,000            Millennium Pharmaceuticals, Inc.*                   1,925,000
73,000            Ribozyme Pharmacetical, Inc.*                         560,640
82,200            Transgene ADR*                                        197,280
23,000            Vertex Pharmaceticals*                                848,470
                                                                      ----------
                                                                      8,938,672
                                                                      ----------

                  BIOINFORMATICS:                              4.79%
24,000            Applera Corp - Celera Genomics Group*                 637,200
13,000            CuraGen Corporation*                                  265,070
                                                                        --------
                                                                        902,270
                                                                        --------
                  ANALYSIS & PLATFORM TECHNOLOGIES:           13.39%
22,700            Affymetrix Inc.*                                      492,590
 1,000            Applera Corp - Applied Biosystems                      25,010
69,400            Large Scale Biology Corp.*                            259,556
61,710            Lexicon Genetics Inc.*                                564,647
28,000            3 Dimensional Pharmaceutical*                         249,200
35,000            Visible Genetics Inc.*                                931,000
                                                                        --------
                                                                      2,522,003
                                                                      ----------

                  MONOCLONAL ANTIBODIES                       30.47%
 26,000           Abgenix, Inc.*                                        779,220
 36,200           Imclone Systems*                                    1,860,680
116,231           Medarex, Inc.*                                      2,210,714
 15,079           Protein Design Labs, Inc.*                            886,494
                                                                      ----------
                                                                      5,737,108
                                                                      ----------

                  TOTAL INVESTMENTS:
                  (Cost: $26,833,286)**                  96.12%      18,100,053
                  Other assets, net                       3.88%         730,334
                                                        -------     -----------
                  NET ASSETS                            100.00%     $18,830,387
                                                        =======     ===========

*  Non-income producing
**Cost for Federal income tax purpose is $27,026,238 and net unrealized appreciation consists of:

         Gross unrealized appreciation                        $ 1,007,298
         Gross unrealized depreciation                         (9,933,483)
                                                              ------------
         Net unrealized appreciation                          $(8,926,185)
                                                              ============

ADR - Security represented is held by the custodian bank in the form of American Depositary Receipts

See Notes to Financial Statements

GENOMICSFUND.COM
STATEMENT OF ASSETS AND LIABILITIES
August 31, 2001
-------------------------------------------------------------------------------

ASSETS
         Investments at value (identified cost of $26,833,286)
         (Notes 1 & 3)                                              $18,100,053
         Cash                                                           378,807
         Receivables:
               Dividends                                    $     42
               Investments sold                              359,691
               Capital stock sold                             14,161
                                                             -------
                                                                        373,894
         Other assets                                                     6,551
                                                                     ----------
                 TOTAL ASSETS                                        18,859,305
                                                                     ----------

LIABILITIES
         Payable for capital stock redeemed                              11,548
         Accrued 12b-1 fees                                               3,861
         Accrued expenses                                                13,509
                                                                        -------
               TOTAL LIABILITIES                                         28,918
                                                                        -------
NET ASSETS                                                          $18,830,387
                                                                    ===========

         NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
         ($18,830,387/ 4,351,667 shares outstanding)                $      4.33
                                                                    ===========

         At August 31, 2001 there were 50,000,000 shares of $.01
            par value stock authorized and components of net
            assets are:
         Paid in capital                                            $35,270,696
         Accumulated net realized loss on investments                (7,707,076)
         Net unrealized depreciation of investments                  (8,733,233)
                                                                    -----------
         Net Assets                                                 $18,830,387
                                                                    ===========

See Notes to Financial Statements

GENOMICSFUND.COM
STATEMENT OF OPERATIONS

August 31, 2001
-------------------------------------------------------------------------------


INVESTMENT INCOME
      Dividend Income                                                $    1,194
                                                                     ----------

EXPENSES
      Investment advisory fees (Note 2)                       $234,419
      12b-1 fees (Note 2)                                       58,605
      Custody and accounting fees (Note 3)                      35,614
      Record keeping and administrative services
        (Note 2)                                                46,884
      Registration fees                                         40,716
      Transfer agent fees (Note 2)                              37,921
      Shareholder servicing and reports (Note 2)                35,398
      Legal and audit fees                                      13,770
      Miscellaneous                                             26,931
                                                                ------
        Total expenses                                                  530,258
      Management fee waiver and reimbursed expenses (Note 2)            (67,191)
      Custody credits (Note 3)                                          (16,458)
                                                                        -------
        Net expenses                                                    446,609
                                                                        -------
      Net investment loss                                              (445,415)
                                                                       --------

REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS:
   Net realized loss on investments                                  (7,707,076)
   Net decrease in unrealized appreciation on investments           (14,129,403)
                                                                    ------------
   Net loss on investments                                          (21,836,479)
                                                                    ------------
   Net decrease in net assets resulting from operations            $(22,281,894)
                                                                   =============

See Notes to Financial Statements

GENOMICSFUND.COM
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                             Year ended            Period ended
                                             August 31, 2001    August 31, 2000*
                                             ---------------    ---------------
OPERATIONS
   Net investment loss                      $   (445,415)          $   (92,021)
   Net realized gain (loss) on investments    (7,707,076)              695,256
   Change in unrealized appreciation of
    investments                              (14,129,403)            5,396,170
                                             ------------           ----------
   Net increase (decrease) in net assets
    resulting from operations                (22,281,894)            5,999,405

DISTRIBUTION TO SHAREHOLDERS FROM
   Capital gains ($.14 and $-- per share,
                       respectively)            (603,235)                -

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting from
    capital share
      transactions**                          12,893,659            22,822,452
                                             -----------            -----------
   Net increase (decrease) in net assets      (9,991,470)           28,821,857
   Net assets at beginning of period          28,821,857                -
                                             -----------            -----------
NET ASSETS at the end of the period          $18,830,387           $28,821,857
                                             ===========           ============


* Commencement of operation was March 1, 2000.


** A summary of capital share transactions follows:


                                      Year ended             Period ended
                                    August 31, 2001         August 31, 2000*
                                    ---------------         ---------------
                                   Shares      Value        Shares       Value
                                   ------      ------       ------       ------
Shares sold                      3,746,886  $26,103,341  2,902,261  $24,336,092
Shares reinvested from
  distributions                    143,009     593,485       -           -
Shares redeemed                 (2,272,552)(13,803,167)   (167,937)  (1,513,640)
                                ---------- ------------   ---------  -----------
Net increase                     1,617,343 $12,893,659   2,734,324  $22,822,452
                                ========== ===========   =========  ============


See Notes to Financial Statements

GENOMICSFUND.COM
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-------------------------------------------------------------------------------


                                               Year ended        Period ended
                                              August 31, 2001   August 31, 2000*
                                              ---------------   ----------------
Per Share Operating Performance
Net asset value, beginning of period                 $10.54            $10.00
                                                     ------            ------
Income from investment operations-
   Net investment loss                                (0.10)            (0.03)
   Net realized and unrealized gain
    on investments                                    (5.97)             0.57
                                                      ------            ------
   Total from investment operations                   (6.07)             0.54
                                                      ------            ------
Less distributions-
   Distributions from net realized gains
    on investments                                    (0.14)              -
                                                      ------            ------
   Total distributions                                (0.14)              -
                                                      ------            ------
Net asset value, end of period                       $ 4.33             $10.54
                                                     =======            ======

Total Return                                        (57.49%)             5.40%


Ratios/Supplemental Data
   Net assets, end of period (000's)                 $18,830            $28,822
Ratio to average net assets (A)
   Expenses  (B)                                       1.98%            1.89%**
   Expense ratio - net (C)                             1.90%            1.89%**
   Net investment loss                                (1.90%)          (1.73%)**
Portfolio turnover rate                               70.97%           85.25%


*Commencement of operation was March 1, 2000.
** Annualized


     (A) Management fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio by .29% for the year ended August 31, 2001 and 1.44% for the for the period ended August 31, 2000.

     (B) Expense ratio has been  increased to include  custodial fees which were
offset  by  custodian  fee  credits  and  before   management  fee  waivers  and
reimbursements.

     (C) Expense ratio - net reflects the effect of the management fee waivers and reimbursements and custodian fee credits the Fund received.

GENOMICSFUND.COM
NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2001
--------------------------------------------------------------------------------

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

     The GenomicsFund.com (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in March, 2000 as a series of TWF which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

     The objective of the Fund is to seek to achieve capital appreciation by investing in a non-diversified portfolio consisting primarily of equity securities of companies principally engaged in genomics or genomics-related businesses.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has a capital loss carryforward of $697,730 available to offset future capital gains, if any, which expires in 2009.

     C. Security Transactions and Income. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     D. Distribution to Shareholders. Distributions from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for net operating losses, wash sales and post-October capital losses.

     E. Use of Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER

     Pursuant to an Investment Advisory Agreement, the Advisor, xGENx, LLC provides investment services for an annual fee of 1.00% on the first $250 million average daily net assets of the Fund; 0.875% on average daily net assets of the Fund in excess of $250 million and not more than $500 million; and, 0.75% on average daily net assets of the Fund over $500 million. Pursuant to the agreement, the Advisor has agreed to waive or limit its fees and to assume other expenses for the first three years of operations so that the total annual operating expenses for the Fund are limited to 1.90%. For the year ended August 31, 2001, the Advisor waived fees of $67,191.

     The Advisor will be entitled to reimbursement of fees waived or remitted by the Advisor to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or remitted by the Advisor to the Fund during any of the previous five years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of August 31, 2001 was $134,906.

     The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund. The Fund may incur such distribution expenses at the rate of 0.25% per annum on the Fund's average net assets. For the year ended August 31, 2001, there were $58,605 of distribution expenses incurred by the Fund.

     As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent,
$67,499 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives an annual fee of 0.20% on the first $250 million average daily net assets of the Fund; 0.175% on average daily net assets in excess of $250 million and not more than $500 million; 0.15% on average daily net assets in excess of $500 million and not more than $1 billion; and 0.10% on average daily net assets over $1 billion, with a minimum fee of $15,000.

     Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $37,921 for its services for the year ended August 31, 2001.

     Certain officers and/or directors of the Fund are also officers and/or directors of xGENx, LLC, CSS, and FSI.

NOTE 3-INVESTMENTS/CUSTODY

     The cost of purchases and the proceeds from sales of securities other than short-term notes aggregated $29,711,299 and $16,424,771, respectively.

     The custodian has provided credits in the amount of $16,458 against custodian and accounting charges based on credits on cash balances of the Fund.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of The World Funds, Incorporated Richmond, Virginia

     We have audited the accompanying statement of assets and liabilities of the GenomicsFund.com, a series of The World Funds, Inc., including the schedule of portfolio investments as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the year then ended and for the period March 1, 2000 (commencement of operations) to August 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the GenomicsFund.com as of August 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period March 1, 2000 to August 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
September 21, 2001

Investment Adviser:

        xGENx, LLC
                555 Quince Orchard Road
                Gaithersburg, Maryland 20878

Distributor:

        First Dominion Capital Corporation
                1500 Forest Avenue
                Suite 223
                Richmond, Virginia 23229

Independent Auditors:

        Tait, Weller and Baker
                Eight Penn Center Plaza
                Suite 800
                Philadelphia, Pennsylvania 19103

Transfer Agent:
For accout information, wire purchase or redemptions, call or write to the GenomicsFund.com Transfer Agent:

        Fund Services, Inc.
                Post Office Box 26305
                Richmond, Virginia 23260
                (800) 628-4077 Toll Free

More Information:

        For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at
        (800) 527-9525 Toll Free.

                                  877.433.GENE

                                  GLOBALeFUND
                      a Series of "The World Funds, Inc."




                         Annual Report to Shareholders
                               For the Year Ended
                                August 31, 2001

 COMPARISON OF $10,000 INVESTMENT IN GLOBAL e-FUND VS. THE INTERNATIONAL ASSETS
                    NET INDEX AND THE NASDAQ COMPOSITE INDEX
                                 CLASS A SHARES

(begin graph)

Date        Global E-Fund       The International         NASDAQ
                                Assets Net Index          Composite Index

5/4/00          $10,000             $10,000               $10,000
8/31/00          $8,110              $7,396                $8,792
8/31/01          $2,088              $1,543                $4,853

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales change.

(end graph)

------------------------------------------------------------------------------
Average Annual Total Return for Period ended August 31, 2001*

                 1 Year                      Since Inception
                 (74.25%)                       (67.97%)

     * The total return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
The International Assets Index was created to describe the progress of the Internet evolution outside the United States. The index measures the average performance of 40 Internet companies headquartered outside the United States with a minimum market capitalization of $500 million. Included in the Index are telecommunication companies, as well as companies that integrate physical equipment and develop software and design web pages.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and SmallCap stocks.

(The comparitive index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)
------------------------------------------------------------------------------

                                  GLOBAL e FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 August 31, 2001

Number of                                                                Market
Shares          Security Description                                     Value
--------        ---------------------                                   -------

                COMMON STOCKS:                 97.99%

                Argentina:                      0.29%
 25,000         Impsat Corporation (Networking)*                    $     9,000
                                                                    -----------

                Brazil:                         0.97%
  7,400         Embratel Participacoes Sponsored ADR
                  (Telecommunications)                                  29,970
                                                                        -------

                Canada:                         6.63%
  3,800         724 Solutions Incorporated (Internet)*                  15,580
  6,000         BCE Emergis, Inc. (Software)*                          134,213
  8,800         Nortel Networks Corporation (Networking)                55,088
                                                                      ---------
                                                                       204,881
                                                                      ---------
                Egypt:                          0.44%
  1,000         Egyptian Mobile Phone (Mobile)*                         13,491
                                                                        -------

                Finland:                        3.37%
  5,000         Nokia ADR  "A" shares (Telecommunications)*             78,700
  6,200         Sonera Corp Sponsored ADR (Networking)                  25,544
                                                                        -------
                                                                       104,244
                                                                       --------

                France:                        12.85%
 10,000         France Telecom ADR (Telecommunications)*               110,500
 13,900         Integra (Internet)*                                     13,010
  5,000         Vivendi Universal SA (Media)                           273,519
                                                                       --------
                                                                       397,029
                                                                       --------

                Germany:                       2.00%
  1,600         Adva AG Optical Network (Networking)*                    5,161
  5,000         Brokat Infosystems AG (Software)*                        6,134
  5,000         Intershop Communications (Internet)*                    10,586
  6,000         T Online International (Internet)*                      40,019
                                                                        -------
                                                                        61,900
                                                                        -------

                Great Britain:                 10.93%
 60,000         Energis PLC (Telecommunications)*                       60,105
  8,800         Logica PLC (Software)                                   89,175
 23,000         Marconi Electronics Systems (Telecommunications)        17,697
 20,000         Telewest Communications PLC (Telecommunications)*       15,171
  7,709         Vodafone Group PLC ADR (Mobile)                        155,336
                                                                       --------
                                                                       337,484
                                                                       --------

                Hong Kong:                      4.90%
  9,000         Asia Satellite Telecom ADR (Satellite)                 130,050
100,000         Pacific Century Cyberworks (Internet)*                  21,411
                                                                       --------
                                                                       151,461
                                                                       --------


                India:                          2.96%
  1,650         Infosys Technologies Sponsored ADR (Software)           86,625
  4,000         Satyam Infoway Ltd. (Internet)*                          4,840
                                                                        -------
                                                                        91,465
                                                                        -------

                Israel:                         3.55%
  4,000         Audiocodes Ltd. (Telecommunications)*                   16,120
  5,000         Breezecom Limited (Telecommunications)                  19,000
  1,605         Check Point Software Techs (Software)*                  51,344
 16,000         Orckit Communications Ltd. (Telecommunications)*        23,200
                                                                        -------
                                                                       109,664
                                                                       --------
                Ireland:                        2.18%
 14,000         Eircom PLC Euro Sponsored ADR
                 (Telecommunications)                                   67,200
                                                                        -------

                Japan:                         14.49%
 10,000         NEC Corp. (Electronics/Equipment)                      122,195
  3,000         NTT Docomo Inc. Sponsored ADR (Mobile)                 180,000
  1,700         Softbank Corp. (Internet)                               33,071
  2,500         Sony Corp ADR (Telecommunications)                     112,250
                                                                       --------
                                                                       447,516
                                                                       --------
                Korea:                          5.33%
  5,000         Korea Elect Power Sponsored ADR/RP1/2
                 (Utilities)*                                           49,650
  6,000         SK Telecom Ltd. Sponsored ADR (Mobile)                 115,080
                                                                       --------
                                                                       164,730
                                                                       --------

                Mexico:                         3.55%
  3,000         Grupo Telavisa GDR Rep 144A (Media)*                   109,500
                                                                       --------

                Netherlands:                    9.76%
 10,000         Equant N V Registered Shares (Networking)*             116,000
  6,900         KPNQWEST NV (Telecommunications)*                       45,195
  4,500         StMicroelectronics NV NY SHS
                 (Electronics/Equipment)                               138,285
  5,300         United Pan Europe Com Sponsored ADR
                 (Telecommunications)*                                   2,067
                                                                        -------
                                                                       301,547
                                                                       --------

                Philippines:                    1.70%
  5,500         Philippine Long Dist Tel Sponsored ADR
                 (Telecommunications)                                   52,525
                                                                        -------

                Singapore:                      4.82%
 41,600         Datacraft Asia Ltd. (Networking)                       148,928
                                                                       --------


                Spain:                          2.45%
 10,750         Terra Networks SA Sponsored ADR (Internet)*             75,572
                                                                        -------

                Sweden:                         4.82%
 27,200         Ericsson LM Tel Co ADR "B" (Telecommunications)        135,710
 23,500         Icon Medilab Int AB (Internet)*                          6,330
 10,000         Switchcore AB (Networking)*                              6,710
                                                                       --------
                                                                       148,750
                                                                       --------


           Total Investments:
           (Cost:  $12,735,720) **                        97.99%     3,026,603
           Other assets, net                               2.01%        62,071
                                                          -------    ----------
           Net Assets                                    100.00%    $3,088,928
                                                         =======    ==========


*  Non-income producing
** Cost for Federal income tax purposes is $12,736,164 and net unrealized depreciation consists of:

           Gross unrealized appreciation      $       448
           Gross unrealized depreciation       (9,709,755)
                                               ----------
           Net unrealized depreciation        $(9,709,307)
                                              ============


ADR-Security represented is held by the custodian bank in the form of American Depositary Receipts.

See Notes to Financial Statements

                                  GLOBAL e FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 August 31, 2001


Electronics/Equipment          8.43%
Internet                       7.14%
Media                         12.40%
Mobile                        15.02%
Networking                    11.86%
Satellite                      4.21%
Software                      11.90%
Telecommunications            25.43%
Utilities                      1.60%
                              ------
                              97.99%
                              ------
Other assets, net              2.01%
                             -------
Net Assets                   100.00%
                             =======

GLOBAL e FUND
STATEMENT OF ASSETS AND LIABILITIES
August 31, 2001
--------------------------------------------------------------------------------


ASSETS
Investments at value (identified cost of $12,735,720)
  (Notes 1 & 3)                                                      $3,026,857
Cash                                                                    101,674
Receivables:
      Dividends                                         $1,944
      Capital stock sold                                   786
                                                        -------
      Investments sold                                                    2,730
Other assets                                                              1,521
                                                                      ---------
TOTAL ASSETS                                                          3,132,782
                                                                      ---------

LIABILITIES
Payables:
Investment management fees                              3,718
      12b-1 fees                                       12,274
                                                       -------
                                                                         18,992
Accrued expenses                                                         24,862
                                                                        --------
      TOTAL LIABILITIES                                                  43,854
                                                                        --------

NET ASSETS                                                           $3,088,928
                                                                     ==========
Class A Shares
      NET ASSETS                                                     $2,786,116
                                                                     ==========
      NET ASSET VALUE AND REDEMPTION
        PRICE PER SHARE ($2,786,116/ 1,260,207
        shares outstanding)                                          $     2.21
                                                                     ==========
      MAXIMUM OFFERING PRICE PER SHARE ($2.21 x 100 / 94.50)         $     2.34
                                                                     ==========
Class B Shares
      NET ASSETS                                                     $  302,812
                                                                     ==========
      NET ASSET VALUE, OFFERING AND REDEMPTION
      PRICE PER SHARE ($302,812 / 137,328 shares outstanding)        $     2.21
                                                                     ==========
      At August 31, 2001, there were 50,000,000 shares of $.01
       par value stock authorized and components of net
       assets are:
      Paid in capital                                                13,942,208
      Accumulated net investment loss
      Accumulated net realized loss on investment and
        foreign currency transactions                                (1,143,973)
      Net unrealized depreciation of investments                     (9,709,307)
                                                                     -----------
      Net Assets                                                     $3,088,928
                                                                     ===========

See Notes to Financial Statements

GLOBAL e FUND
STATEMENT OF OPERATIONS
August 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividend (net of foreign tax withheld of $2,627 )                    $19,141
                                                                        --------
EXPENSES
   Investment advisory fees (Note 2)                  $86,833
   12b-1 fee- Class A (Note 2)                         32,004
   12b-1 fee-Class B (Note 2)                           5,458
   Custodian and accounting fees (Note 3)              67,844
   Transfer agent fees (Note 2)                        25,987
   Recordkeeping and administrative services (Note 2)  16,046
   Legal and audit fees                                13,127
   Shareholder servicing and reports (Note 2)          12,580
   Registration fees                                   44,423
   Miscellaneous                                       15,404
                                                      --------
Total expenses                                                          319,706
   Management fee waiver and expense reimbursements                     (25,115)
   Custody credits (Note 3)                                             (49,048)
                                                                        --------
      Net expenses                                                      245,543
                                                                        --------
      Net investment loss                                              (226,402)
                                                                       ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCIES
   Net realized gain on investments                                  (1,049,419)
   Net realized loss on foreign currency conversions                     (1,290)
   Net decrease in unrealized depreciation on investments
      and foreign currencies                                         (8,377,196)
                                                                     -----------
   Net loss on investments                                           (9,427,905)
                                                                     -----------
   Net decrease in net assets resulting from operations             $(9,654,307)
                                                                    ============

See Notes to Financial Statements

GLOBAL e FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                               Year ended        Period ended
                                             August 31, 2001   August 31, 2000**
                                             ---------------   ----------------
OPERATIONS
  Net investment loss                         $  (226,402)      $   (123,684)
  Net realized loss on investments and
    foreign currency transactions              (1,050,709)          (112,346)
  Change in net unrealized depreciation
    of investments and currencies              (8,377,196)        (1,331,921)
  Net decrease in net assets resulting
    from operations                            (9,654,307)        (1,567,951)
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets resulting
    from capital share transactions*
  Class A Shares                               (1,159,946)        14,479,524
  Class B Shares                                  991,608
                                               -----------       ------------
  Net increase (decrease) in net assets        (9,822,645)        12,911,573
  Net assets at beginning of period            12,911,573             -
                                               -----------         ---------
NET ASSETS at end of period                    $3,088,928        $12,911,573
                                               ==========        ===========

* A summary of capital share transactions follows:

                           Class A Shares                      Class B Shares
                ----------------------------------------       -----------------
                    Year ended        Period ended             Period ended
                  August 31, 2001     August 31, 2000**        August 31, 2001**
                ----------------     ---------------           -----------------
                 Shares     Value    Shares     Value         Shares      Value
                -------    -------  -------    -------       -------     -------
Shares sold      276,641 $1,507,034  1,642,578 $14,881,043   177,093 $1,109,137
Shares redeemed (607,584)(2,666,980)   (51,428)   (401,519)  (39,765)  (117,529)
                -------- ---------- ----------  ----------  --------- ----------
Net increase
   (decrease)   (330,943)(1,159,946) 1,591,150 $14,479,524   137,328   $991,608
                -------- ----------- ---------  ----------  --------- ----------

** Commencement of operations May 4, 2000 for Class A shares and September 12, 2000 for Class B shares.

See Notes to Financial Statements

GLOBAL e FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
------------------------------------------------------------------------------

                                       Class A Shares           Class B Shares
                                       --------------           --------------
                                  Year ended    Period ended       Year ended
                                 August31,2001  August31,2000*   August31,2001*
                                 -------------  --------------   -------------
Per Share Operating Performance
Net asset value, beginning of period    $8.11        $9.45          $7.60
                                       --------     -------        -------
Income from investment operations-
  Net investment loss                   (0.16)       (0.08)         (0.16)
  Net realized and unrealized loss
    on investments                      (5.74)       (1.26)         (5.23)
                                       --------     --------       --------
Total from investment operations        (5.90)       (1.34)         (5.39)
                                       --------     --------       --------
Net asset value, end of period          $2.21        $8.11          $2.21
                                       =======      =======        =======

Total Return                           (72.75%)     (14.18%)       (70.92%)

Ratios/Supplemental Data
  Net assets, end of period (000's)     $2,786      $12,912          $303
Ratio to average net assets (A)
  Expenses  (B)                         4.51%         3.73%**        5.01%**
  Expense ratio - net (C)               3.49%         3.49%**        3.99%**
  Net investment loss                  (3.27%)       (3.39%)**      (3.77%)**
Portfolio turnover rate                 2.03%         6.23%          2.03%

* Commencement of operations May 4, 2000 for Class A shares and September 12, 2000 for Class B shares.
** Annualized


(A) Management fee waiver reduced the expense ratio and increased net investment income ratio by 0.31% for the year ended August 31, 2001 and .25% for the period ended August 31, 2000.
(B) Expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers.
(C) Expense ratio - net reflects the effect of the management fee waivers and custodian fee credits the fund received.

See Notes to Financial Statements

GLOBAL e FUND
NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2001
--------------------------------------------------------------------------------

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

     The Global e Fund (the"Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in May, 2000 as a series of TWF which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

     The objective of the Fund is to achieve capital appreciation by investing in a non-diversified portfolio consisting of equity securities, securities convertible into common stock and warrants of companies principally engaged in Internet and Internet-related businesses.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has a capital loss carryforward of $94,554 available to offset future capital gains, if any, which expires in 2009.

     C. Security Transactions and Dividends. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date.

     D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

     E. Distribution to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses and post-October capital and currency losses.

     F. Use of Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER

     Pursuant to an Investment Advisory Agreement, the Advisor, Global Assets Advisors, Inc.("GAA") provides investment services for an annual fee of 1.25% on the first $500 million of average daily net assets; 1.00% on average daily net assets in excess of $500 million and not more than $1 billion; and 0.75% on average daily net assets of the Fund over $1 billion. Pursuant to the agreement, the Advisor has agreed to waive or limit its fees and to assume other expenses for the first three years following commencement of operations so that the ratio of total annual operating expenses for the Fund are limited to 3.49% for the Class A shares and 3.99% for the Class B shares. For the year ended August 31, 2001, the Advisor waived fees of $25,115.

     The Advisor will be entitled to reimbursement of fees waived or remitted by the Advisor to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or remitted by the Advisor to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions and payments made with respect to the Fund. The total amount of recoverable reimbursements as of August 31, 2001 was $34,182.

     The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund . The Fund may incur such distribution expenses at the rate of .50% per annum on the Fund's average net assets for Class A shares and up to 1.00% for its Class B shares. For the year ended August 31, 2001, there were $32,004 and $5,458 of distribution expenses incurred for Class A shares and Class B shares, respectively.

     As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent,
$20,080 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets.

     First Dominion Capital Corp. ("FDCC") is the fund's principal underwriter of Class B shares. FDCC received as contingent deferred sales charges of $4,280 from shareholders in connection with the redemption of the Fund's capital stock, Class B shares, during the year ended August 31, 2001.

     Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $25,987 for its services for the year ending August 31, 2001.

     Certain officers and/or directors of the Fund are also officers and/or directors of GAA, CSS, FDCC and FSI.

NOTE 3-INVESTMENTS/CUSTODY

     Purchases and sales of securities other than short-term notes aggregated $833,416, and $123,817, respectively.

     The custodian has provided credits in the amount of $49,048 against custodian and accounting charges based on credits on cash balances of the Fund.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of The World Funds, Incorporated Richmond, Virginia

     We have audited the accompanying statement of assets and liabilities of the Global e-Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and for the period May 4, 2000 (commencement of operations) to August 31, 2000 and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global e-Fund as of August 31, 2001, the results of its operations for the year then ended, changes in its net assets for the year then ended and the period May 4, 2000 to August 31, 2000 and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
September 21, 2001

Investment Adviser:

        Global Assets Advisors, Inc.
                250 Park Avenue South
                Suite 200
                Winter Park, Florida 32789

Distributor:

        International Assets Advisory Corp.
                250 Park Avenue South
                Suite 200
                Winter Park, Florida 32789

Independent Auditors:

        Tait, Weller and Baker
                Eight Penn Center Plaza
                Suite 800
                Philadelphia, Pennsylvania 19103

Transfer Agent:
For accout information, wire purchase or redemptions, call or write to the Global e Fund's Transfer Agent:

        Fund Services, Inc.
                Post Office Box 26305
                Richmond, Virginia 23260
                (800) 628-4077 Toll Free

More Information:

        For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at
        (800) 527-9525 Toll Free.